Exhibit 10.18

SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into on November 13, 2020 (the “Effective Date”), by and among:

1.                                      Cloopen Group Holding Limited, an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), whose registered office is located at the offices of Sertus Incorporations (Cayman) Limited, Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay, Grand Cayman, Cayman Islands;

2.                                      Cloopen Limited (云通讯（香港）有限公司), a company limited by shares incorporated under the Laws of Hong Kong (the “Holdco Subsidiary”), whose registered office is located at Flat/Rm 06, 3/F, Bonham Trade Centre, 50 Bonham Strand, Sheung Wan, Hong Kong;

3.                                      Anxun Guantong (Beijing) Technology Co., Ltd. (安迅冠通（北京）科技有限公司), a company established under the Laws of the PRC (the “WFOE”), whose legal address is located at Room 1811, Floor 18, Yindu Plaza, No. 67, Fucheng Road, Haidian District, Beijing;

4.                                      Beijing Ronglian Yitong Information Technology Co. Ltd. (北京容联易通信息技术有限公司), a limited liability company established under the Laws of the PRC (the “Domestic Company”), whose legal address is located at Room A5, Northern Side, Floor 4, Building No.2, Courtyard No.72, Suzhou Street, Haidian District, Beijing;

5.                                      each of the entities listed in Schedule I attached hereto (each such entity, a “Domestic Company’s Wholly Owned Subsidiary” and collectively, the “Domestic Company’s Wholly Owned Subsidiaries”);

6.                                      each of the individuals and their respective holding companies listed on Schedule A attached hereto (each such individual, a “Principal” and, collectively, the “Principals”, each such holding company, a “Holding Company” and, collectively, the “Holding Companies”);

7.                                      each of the entities listed on Schedule B attached hereto;

8.                                      each of the entities listed in Part 1 of Schedule C attached hereto (each such investor, an “Investor” and collectively, the “Investors”); and

9.                                      each of the entities listed in the Part 2 of Schedule C attached hereto (each a “Warrant Holder”, and collectively the “Warrant Holders”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A                                       The Company holds 100% equity interest of the Holdco Subsidiary which established and holds 100% equity interest of the WFOE. The WFOE, in turn, Controls the Domestic Company.

Cloopen Sixth Amended and Restated Shareholders Agreement

B                                       The Domestic Company and the WFOE are in the business of providing cloud communication related services (collectively, the “Business”).

C                                       The Company, the Holdco Subsidiary, the WFOE, the Domestic Company, the Principals, the Holding Companies and certain other parties entered into the Series F Preferred Share Purchase Agreement on November 4, 2020 (the “Purchase Agreement”).

D                                       The Company, the Principals, the Holding Companies, certain Investors, and the other parties thereto entered into a Fifth Amended and Restated Shareholders Agreement on October 15, 2020 (the “Prior Agreement”).

E                                        The Purchase Agreement provides that the execution and delivery of this Agreement shall be a condition precedent to the consummation of the transactions contemplated under the Purchase Agreement.

F                                         The Parties desire to enter into this Agreement and make the respective representations, warranties, covenants and agreements set forth herein on the terms and conditions set forth herein, which shall, upon its execution, replace and supersede the Prior Agreement in its entirety.

WITNESSETH

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

1.                                      Definitions.

1.1                               The following terms shall have the meanings ascribed to them below:

“Accounting Standards” means the International Financial Reporting Standards (“IFRS”), a set of accounting standards developed by the International Accounting Standards Board that aims at making the company accounts understandable and comparable across international boundaries.

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. In the case of the Preferred Shares Investor, the term “Affiliate” also includes (x) any of such Preferred Shares Investor’s general partners or limited partners, (y) the fund manager managing the Preferred Shares Investor (and general partners, limited partners and officers thereof) and other funds managed by such fund manager, and (z) trusts Controlled by or for the benefit of any such Person referred to in (x) or (y). Notwithstanding the foregoing, the Parties acknowledge and agree that (a) the name “Sequoia Capital” is commonly used to describe a variety of entities (collectively, the “Sequoia Entities”) that are affiliated by ownership or operational relationship and engaged in a broad range of activities related to investing and securities trading and (b) notwithstanding any other provision of this Agreement to the contrary, this Agreement shall not be binding on, or restrict the activities of, any (i) Sequoia Entity outside of the Sequoia China Sector Group or (ii) entity primarily engaged in investment and trading in the secondary securities market.  For purposes of the foregoing, the “Sequoia China Sector Group” means all Sequoia Entities (whether currently existing or formed in the future) that are principally focused on companies located in, or with connections to, the People’s Republic of China. For the avoidance of any doubt, none of any Investor and any director and observer of any Group Company designated by any Investor shall be deemed as an Affiliate of any Group Company. For the avoidance of doubt, with respect to New Oriental, its Affiliate shall include without limitation “New Oriental Education & Technology Group Inc.” and its Affiliates.

“Applicable Securities Laws” means (i) with respect to any offering of securities in the United States, or any other act or omission within that jurisdiction, the securities laws of the United States, including the Exchange Act and the Securities Act, and any applicable Law of any state of the United States, and (ii) with respect to any offering of securities in any jurisdiction other than the United States, or any related act or omission in that jurisdiction, the applicable Laws of that jurisdiction.

“Associate” means, with respect to any Person, (1) a corporation or organization (other than the Group Companies) of which such Person is an officer or partner or is, directly or indirectly, the record or beneficial owner of five (5) percent or more of the outstanding Equity Securities of such corporation or organization (on a fully diluted and as converted basis), (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, or (3) any relative or spouse of such Person, or any relative of such spouse.

“Auditor” means the Person for the time being performing the duties of auditor of the Company (if any).

“Board” or “Board of Directors” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which commercial banks are required or authorized by Law to be closed in the PRC and Hong Kong.

“Capital Increase Agreement” means the Capital Increase Agreement regarding the Domestic Company dated June 10, 2016 entered into by and among the Domestic Company, Beijing Sequoia Shengde Equity Investment Center (Limited Partnership) (北京红杉盛德股权投资中心（有限合伙）) and certain other parties thereto.

“Captive Structure” means the structure which is established through the Cooperation Documents.

“CFC” means a controlled foreign corporation as defined in the Code.

“Charter Documents” means, with respect to a particular legal entity, the articles of incorporation, certificate of incorporation, formation or registration (including, if applicable, certificates of change of name), memorandum of association, articles of association, bylaws, articles of organization, limited liability company agreement, trust deed, trust instrument, operating agreement, joint venture agreement, business license, or similar or other constitutive, governing, or charter documents, or equivalent documents, of such entity.

“Circular 37” means the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Investment, Financing and Round Trip Investment via Special Purpose Companies (《国家外汇管理局关于境内居民通过特殊目的公司境外投融资及返程投资外汇管理有关问题的通知》(汇发[2014]37号)) issued by SAFE on July 4, 2014, including any of its applicable implementing rules or regulations.

“Class A Ordinary Shares” means the Class A Ordinary Shares of the Company, each with a par value of US$ 0.0001 per share.

“Class B Ordinary Shares” means the Class B Ordinary Shares of the Company, each with a par value of US$ 0.0001 per share.

“Closing” has the meaning given to such term in the Purchase Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means (i) with respect to any offering of securities in the United States, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the United States, the regulatory body of the jurisdiction with authority to supervise and regulate the offering or sale of securities in that jurisdiction.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person.  The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Convertible Loan Agreement” means the convertible loan agreement (债转股投资协议) entered into by and among the Domestic Company and certain parties thereto on September 25, 2019 (as amended or restated from time to time).

“Cooperation Documents” has the meanings set forth in the Purchase Agreement.

“CVC” means Novo Investment HK Limited, a limited liability company formed under the Laws of Hong Kong, and its successors in title, and permitted assigns and transferees.

“CVC Warrant” means the warrant issued by the Company to CVC pursuant to the Purchase Agreement, together with any amendments, revisions or modifications thereof from time to time, so long as such warrant has not lapsed or been exercised or terminated.

“Deemed Liquidation Event” has the meaning given to such term in the Memorandum and Articles.

“Director” means a director serving on the Board.

“Domestic Company’s Wholly Owned Subsidiary(ies)” means any and/or all of the entities listed in Schedule I attached hereto.

“Equity Securities” means, with respect to any Person that is a legal entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing.

“ESOP” means, employees stock option plan of the Company duly approved by the Board and such other arrangements, contracts, or plans as are recommended by management and approved by the Board in accordance with this Agreement and Memorandum and Articles, including but not limited to 2016 Share Plan of the Company adopted by the Company on February 22, 2017.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Excluded Opportunity” means any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any Investor or any affiliate, partner, member, director, stockholder, employee, agent or other related person of any such holder, other than someone who is an employee of the Company or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and exclusively in such Covered Person’s capacity as a director of the Company.

“FCPA” means Foreign Corrupt Practices Act of the United States of America, as amended from time to time.

“Form F-3” means Form F-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Form S-3” means Form S-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Governmental Authority” means any government of any nation, federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the PRC or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“Group Company” means each of the Company, the Holdco Subsidiary, WFOE, the Domestic Company, the Domestic Company’s Wholly Owned Subsidiaries, Beijing Yunrong Tianxia Technology Co., Ltd. (北京云融天下科技有限公司), Sichuan Yuntongda Technology Co., Ltd. (四川云通达科技有限公司), Beijing Tianhe Brother Technology Co., Ltd. (北京天合兄弟科技有限公司), Beijing Pino Panorama Technology Co., Ltd. (北京派诺全景科技有限公司), Cloopen Corporation (Cloopen 株式会社), and together with each Subsidiary of any of the foregoing, and “Group” or “Group Companies” refers to all of Group Companies collectively.

“Holders” means the holders of Registrable Securities who are parties to this Agreement from time to time, and their permitted transferees that become parties to this Agreement from time to time.

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China.

“Indebtedness” of any Person means, without duplication, each of the following of such Person: (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced that are incurred in connection with the acquisition of properties, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all obligations that are capitalized in accordance with Accounting Standards (including capitalized lease obligations), (vii) all obligations under banker’s acceptance, letter of credit or similar facilities, (viii) all obligations to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person, (ix) all obligations in respect of any interest rate swap, hedge or cap agreement, and (x) all guarantees issued in respect of the Indebtedness referred to in clauses (i) through (ix) above of any other Person, but only to the extent of the Indebtedness guaranteed.

“Indemnification Agreements” means the Director Indemnification Agreements entered into by and between the Company and its directors.

“Initiating Holders” means, with respect to a request duly made under Section 2.1 or Section 2.2 to Register any Registrable Securities, the Holders initiating such request.

“Intellectual Property” means any and all (i) patents, patent rights and applications therefor and reissues, reexaminations, continuations, continuations-in-part, divisions, and patent term extensions thereof, (ii) inventions (whether patentable or not), discoveries, improvements, concepts, innovations and industrial models, (iii) registered and unregistered copyrights, copyright registrations and applications, mask works and registrations and applications therefor, author’s rights and works of authorship (including artwork, software, computer programs, source code, object code and executable code, firmware, development tools, files, records and data, and related documentation), (iv) URLs, web sites, web pages and any part thereof, (v) technical information, know-how, trade secrets, drawings, designs, design protocols, specifications, proprietary data, customer lists, databases, proprietary processes, technology, formulae, and algorithms and other intellectual property, (vi) trade names, trade dress, trademarks, domain names, service marks, logos, business names, and registrations and applications therefor, and (vii) the goodwill symbolized or represented by the foregoing.

“IPO” means the first firm underwritten registered public offering by the Company of its Ordinary Shares or any Group Company of its securities pursuant to a Registration Statement that is filed with and declared effective by the Commission under the Securities Act, or the China Securities Regulatory Commission (CSRC), or the Stock Exchange of Hong Kong Limited, or another Governmental Authority for a public offering.

“Key Employees” means all employees of the Group Companies listed in Schedule III of the Purchase Agreement.

“Law” or “Laws” means any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any formally issued written interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

“Liabilities” means, with respect to any Person, all liabilities, obligations and commitments of such Person of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

“Lien” means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by Contract, Law, equity or otherwise.

“Main Access” means Main Access Limited, a business company incorporated under the Laws of British Virgin Islands.

“Mirae” means Mirae Asset Growth 1 Investment Company Limited, Mirae Asset New Economy Fund L.P. and Mirae Asset Securities (HK) Limited.

“Majority Investors” means (A) the holders of more than fifty percent (50%) of the voting power of the issued and outstanding Preferred Shares and Class B Ordinary Shares (voting together as a single class and calculated on an as-converted basis), (B) Majority Series E Investors and (C) Majority Series F Investors.

“Majority Investor Directors” means at least a majority of the Investor Directors, including the PAC Director, the New Oriental Director, the Tencent Director (if and to the extent that the Tencent Director is effectively appointed) and the CVC Director (if and to the extent that the CVC Director is effectively appointed).

“Majority Series E Investors” means the holders of more than fifty percent (50%) of the voting power of the issued and outstanding Series E Preferred Shares (voting together as a single class and on an as-converted basis).

“Majority Series F Investors” means the holders of more than fifty percent (50%) of the voting power of the issued and outstanding Series F Preferred Shares (voting together as a single class and on an as-converted basis), including Tencent, New Oriental and CVC (upon and after the exercise of the CVC Warrant), provided that each of Tencent, New Oriental and CVC then holds no less than fifty percent (50%) of the Series F Preferred Shares it purchased at the Closing respectively (i.e., with respect to Tencent, 5,899,843 Series F Preferred Shares; with respect to New Oriental, 3,817,545 Series F Preferred Shares; with respect to CVC, 5,899,843 Series F Preferred Shares upon and after the exercise of the CVC Warrant, as adjusted for any share dividends, splits, combinations, recapitalizations or similar events).

“Max Honest” means Max Honest Limited, an exempted company incorporated under the Laws of Cayman Islands.

“Member” has the meaning set forth in the Memorandum and Articles.

“Memorandum and Articles” means the Sixth Amended and Restated Memorandum of Association of the Company and the Sixth Amended and Restated Articles of Association of the Company, as each may be amended and/or restated from time to time by Special Resolution (as defined in the Memorandum and Articles).

“MOFCOM” means the Ministry of Commerce of the PRC or, with respect to any matter to be submitted for examination and approval by the Ministry of Commerce, any Governmental Authority which is delegated or authorized by the Ministry of Commerce to examine and approve such matter under the Laws of the PRC.

“New Oriental” means VM EDU Fund I, L.P.

“NDRC” means national office of the National Development and Reform Commission of the PRC and its local counterparts.

“ODI Filings” means (i) the receipt of Project Registration Notice (《项目备案通知书》) (or any equivalent document as amended/renamed) issued by NDRC, (ii) the receipt of Enterprise Overseas Direct Investment Certificate (《企业境外投资证书》) (or any equivalent document as amended/renamed) issued by MOFCOM and (iii) (A) the completion of the registration with a PRC bank designated by SAFE and the receipt of the Business Registration Certificate (《业务登记凭证》) (or any equivalent document as amended/renamed) authorizing the conversion of an amount of RMB into US dollars and the remittance of such amount out of the PRC, or (B) to the extent permitted by the PRC Law, other official certifications or evidence that are reasonably satisfactory to the Company, authorizing or achieving the result of the payment of the aforesaid RMB amount in UBS dollars.

“Ordinary Majority” means the holders of more than fifty percent (50%) of the voting power of the issued and outstanding Class A Ordinary Shares.

“Ordinary Shares” means the Company’s ordinary shares, including the Class A Ordinary Shares and the Class B Ordinary Shares, each with a par value of US$ 0.0001 per share.

“Ordinary Share Equivalents” means any Equity Security which is by its terms convertible into or exchangeable or exercisable for Ordinary Shares or other share capital of the Company, including without limitation, the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares or the Series F Preferred Shares.

“PAC” means Prospect Avenue Capital Limited Partnership, a limited partnership formed under the Laws of Cayman Islands, and its successors in title, assigns and transferees.

“PEL” means Yunli Fund and Shuangchuang Fund.

“Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate, or other enterprise or entity.

“PFIC” means a passive foreign investment company as defined in the Code.

“PRC” means the People’s Republic of China, but solely for the purposes of this Agreement and the other Transaction Documents, excluding Hong Kong, the Macau Special Administrative Region and Taiwan.

“Preferred Shares” means the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares and the Series F Preferred Shares.

“Preferred Shares Investors” means the holder(s) of Series A Preferred Shares, the holder(s) of Series B Preferred Shares, the holder(s) of Series C Preferred Shares, the holder(s) of Series D Preferred Shares, the holder(s) of Series E Preferred Shares and the holders of Series F Preferred Shares collectively.

“Prior Purchase Agreement” means the Series B Purchase Agreement, the Series C Purchase Agreement, Sequoia’s Series C Purchase Agreement, the Series D Purchase Agreement, the Series E Purchase Agreement, the Series E-1 Purchase Agreement, and the Convertible Loan Agreement.

“Public Official” means any executive, official, or employee of a Governmental Authority, political party or member of a political party, political candidate; executive, employee or officer of a public international organization; or director, officer or employee or agent of a wholly owned or partially state-owned or controlled enterprise, including a PRC state-owned or controlled enterprise.

“Purchase Price” has the meaning set forth in the Purchase Agreement.

“Qualified IPO” has the meaning given to such term in the Memorandum and Articles.

“Registrable Securities” means the Shares held by the Investors excluding Shares sold by an Investor in a transaction other than an assignment pursuant to Section 12.3.  For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when such Registrable Securities have been disposed of pursuant to an effective Registration Statement.

“Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement; and the terms “Register” and “Registered” have meanings concomitant with the foregoing.

“Registration Statement” means a registration statement prepared on Form F-1, F-3, S-1, or S-3 under the Securities Act, or on any comparable form in connection with registration in a jurisdiction other than the United States.

“Restricted Person” means any of the persons listed in Schedule E.

“Related Party” means any Affiliate, director, Key Employee, or holder of any Equity Security of any Group Company, and any Affiliate or Associate of any of the foregoing. For the avoidance of any doubt, none of any Investor and any director and observer of any Group Company designated by any Investor shall be deemed as a Related Party of any Group Company.

“Right of First Refusal & Co-Sale Agreement” means the Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement, as defined in the Purchase Agreement and as amended from time to time.

“SAFE” means the State Administration of Foreign Exchange of the PRC or, with respect to any matter to be submitted for examination and approval by or for registration with the State Administration of Foreign Exchange of the PRC, any Governmental Authority which is delegated or authorized by the State Administration of Foreign Exchange of the PRC to examine and approve or to effect the registration of such matter under the laws of the PRC.

“SAFE Rules and Regulations” means collectively, the Circular 37, and any other applicable SAFE rules and regulations.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (or comparable Laws in jurisdictions other than the United States).

“Sequoia” means collectively, Sequoia Capital CV IV Holdco, Ltd., an exempted company incorporated under the Laws of Cayman Islands (“Sequoia IV”) and Max Honest.

“Sequoia Entities” means Sequoia IV, Max Honest and their transferees and assigns.

“Sequoia’s Series C Purchase Agreement” means the series C preferred share purchase agreement, dated June 10, 2016, entered into by and among the Company, Max Connect Limited and other parties thereto.

“Series A Preferred Shares” means the Series A Preferred Shares of the Company, each with a par value of US$0.0001 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B Preferred Shares” means the Series B Preferred Shares of the Company, each with a par value of US$0.0001 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B Purchase Agreement” means the Series B Preferred Share Purchase Agreement, dated February 6, 2015, entered into by and among the Company, Trustbridge and other parties named therein.

“Series C Preferred Shares” means the Series C Preferred Shares of the Company, each with a par value of US$0.0001 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series C Purchase Agreement” means the series C preferred share purchase agreement, dated June 10, 2016, entered into by and among the Company, Trustbridge, Main Access, Telstra Fund II and other parties named therein.

“Series C Warrant” the warrant issued by the Company to China Equities HK Limited on May, 2016 with the right to purchase 661,376 Series C Preferred Shares, together with any amendments, revisions or modifications thereof from time to time, so long as such warrant has not lapsed or been exercised or terminated.

“Series D Preferred Shares” means the Series D Preferred Shares of the Company, each with a par value of US$0.0001 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series D Purchase Agreement” means the series D preferred share purchase agreement, dated February 28, 2018, entered into by and among the Company, Trustbridge, Main Access, Telstra and other parties named therein.

“Series E Preferred Shares” means the series E preferred shares of the Company, each with a par value of US$0.0001 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series E Purchase Agreement” means the series E preferred share purchase agreement, dated August 5, 2019, entered into by and among the Company, Prospect Avenue Capital, Vitalbridge Fund I, L.P., Sequoia Capital CV IV Holdco, Ltd. and other parties named therein.

“Series E-1 Purchase Agreement” means the series E preferred share and warrant purchase agreement, dated September 25, 2019, entered into by and among the Company, PRAISING EASE LIMITED and certain other parties named therein.

“Series F Preferred Shares” means the Series F Preferred Shares of the Company, each with a par value of US$0.0001 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series F Warrant Shares” means an aggregate of 11,799,685 Series F Preferred Shares issuable or issued upon full exercise by CVC of the CVC Warrants.

“Shareholder” means a holder of any Shares.

“Shares” means the Ordinary Shares and the Preferred Shares.

“Share Sale” has the meaning set forth in the Memorandum and Articles.

“Share Restriction Agreement” has the meaning given to such term in the Purchase Agreement and may be amended from time to time.

“Shuangchuang Fund” means Beijing Zhanjin Management Consultant Center (Limited Partnership) (北京展金管理咨询中心(有限合伙)).

“Software” means any and all (A) computer programs, including any and all software implementations of algorithms, models and methodologies, including all source code and executable code, whether embodied in software, firmware or otherwise, documentation, development tools, designs, files, verilog files, RTL files, HDL, VHDL, net lists, records, data and mask works; and (B) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, and all rights therein.

“Special Resolution” has the meaning set forth in the Memorandum and Articles.

“Subsidiary” means, with respect to any given Person, any other Person that is Controlled directly or indirectly by such given Person.

“Tax” means (i) in the PRC: (a) any national, provincial, municipal, or local taxes, charges, fees, levies, or other assessments, including, without limitation, all net income (including enterprise income tax and individual income withholding tax), turnover (including value-added tax, business tax, and consumption tax), resource (including urban and township land use tax), special purpose (including land value-added tax, urban maintenance and construction tax, and additional education fees), property (including urban real estate tax and land use fees), documentation (including stamp duty and deed tax), filing, recording, social insurance (including pension, medical, unemployment, housing, and other social insurance withholding), tariffs (including import duty and import value-added tax), and estimated and provisional taxes, charges, fees, levies, or other assessments of any kind whatsoever, (b) all interest, penalties (administrative, civil or criminal), or additional amounts imposed by any Governmental Authority in connection with any item described in clause (a) above, and (c) any form of transferee liability imposed by any Governmental Authority on the Group Companies in connection with any item described in clauses (a) and (b) above and (ii) in any jurisdiction other than the PRC: all similar liabilities as described in clause (i)(a) and (i)(b) above.

“Telstra” means collectively, Telstra Fund II and Telstra Sidecar.

“Telstra Fund II” means Telstra Ventures Fund II, L.P., a limited partnership registered in Guernsey.

“Telstra Sidecar” means Telstra Ventures Fund II Sidecar, L.P., a limited partnership registered in Guernsey.

“Tencent” means Image Frame Investment (HK) Limited, a company incorporated under the Laws of Hong Kong.

“Trade Sale” means a sale (whether through a single transaction or a series of related transactions) of more than fifty per cent. (50%) of the issued share capital of the Company, or a sale of any undertaking, business or other assets of the Group Companies, having a value in excess of fifty per cent. (50%) of the aggregate value of the Group’s businesses or assets at the relevant time.

“Transaction Documents” has the meaning set forth in the Purchase Agreement and as amended from time to time, along with the Capital Increase Agreement.

“Trustbridge” means Trustbridge Partners V, L.P., an exempted limited partnership formed under the Laws of Cayman Islands.

“US” means the United States of America.

“United States Person” means United States person as defined in Section 7701(a)(30) of the Code.

“Warrants” means the Series C Warrant and the CVC Warrant.

“Yunli Fund” means Beijing Yunli Hefeng Management Consultant Center (Limited Partnership) (北京云力和风管理咨询中心(有限合伙)).

1.2                                        Other Defined Terms.  The following terms shall have the meanings defined for such terms in the Sections set forth below:

Additional Number	Section 7.4 (ii)
Agreement	Preamble
Arbitration Notice	Section 12.5 (i)
Business	Preamble
Chairman	Section 9.1(i)
Change of Sequoia’s Investment Structure	Section 11.21
Company	Preamble
Company Industry Segment	Section 11.15
Confidential Information	Section 11.13
CVC Director	Section 9.1(i)
Direct US Investor	Section 11.12 (iii)
Dispute	Section 12.5 (i)
Domestic Company	Preamble
Domestic Company’s Wholly Owned Subsidiaries	Preamble
Effective Date	Preamble
Exempt Registrations	Section 3.4
First Participation Notice	Section 7.4 (i)
Foreign Exchange Restriction	Section 11.16
HKIAC	Section 12.5 (ii)
HKIAC Rules	Section 12.5 (ii)
Holdco Subsidiary	Preamble
Holding Company	Preamble
Indirect US Investor	Section 11.12 (iii)
Investors	Preamble
Investor Directors	Section 9.1(i)
Main Access Directors	Section 9.1(i)
New Oriental Director	Section 9.1(i)
New Securities	Section 7.3
Oversubscription Participants	Section 7.4 (ii)
Party	Preamble
PAC Director	Section 9.1(i)
PEL Director	Section 9.1(i)
PFIC Shareholder	Section 11.12 (iii)
Preemptive Right	Section 7.1
Principal	Preamble
Principal Directors	Section 9.1(i)
Pro Rata Share	Section 7.2
Purchase Agreement	Preamble
Restricted Business	Section 11.10 (i)
Rights Holder	Section 7.1
Second Participation Notice	Section 7.4 (ii)
Second Participation Period	Section 7.4 (ii)
Security Holder	Section 11.2
Sequoia’s Adjustment to Tax Basis	Section 11.20
Sequoia Directors	Section 9.1(i)
Series C Investment Price	Exhibit A
Specific Acquisition	Section 7.6
Specific Equity Securities	Section 7.6
Specific Series E Preferred Share	Section 7.6
Subsidiary Board	Section 9.1 (iv)
Supplementary Agreement to Sequoia’s Series C Purchase Agreement	Exhibit A
Tencent Director	Section 9.1(i)
Trustbridge Directors	Section 9.1(i)
Violation	Section 5.1 (i)
WFOE	Preamble

1.3                                        Interpretation.  For all purposes of this Agreement, except as otherwise expressly herein provided, (i) the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Standards, (iii) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (vi) all references in this Agreement to designated Schedules, Exhibits and Appendices are to the Schedules, Exhibits and Appendices attached to this Agreement, (vii) references to this Agreement, any other Transaction Documents and any other document shall be construed as references to such document as the same may be amended, supplemented or novated from time to time, (viii) the term “or” is not exclusive, (ix) the term “including” will be deemed to be followed by “, but not limited to,” (x) the terms “shall,” “will,” and “agrees” are mandatory, and the term “may” is permissive, (xi) the phrase “directly or indirectly” means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning, (xii) the term “voting power” refers to the number of votes attributable to the Shares (on an as-converted basis) in accordance with the terms of the Memorandum and Articles, (xiii) the headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement, (xiv) references to laws include any such law modifying, re-enacting, extending or made pursuant to the same or which is modified, re-enacted, or extended by the same or pursuant to which the same is made, and (xv) all references to dollars or to “US$” are to currency of the United States of America and all references to RMB are to currency of the PRC (and each shall be deemed to include reference to the equivalent amount in other currencies).

2.                                      Demand Registration.

2.1                                        Registration Other Than on Form F-3 or Form S-3.  Subject to the terms of this Agreement, at any time or from time to time after the date that is six (6) months after the closing of the IPO, Holders holding twenty-percent (20%) or more of the voting power of the then outstanding Registrable Securities held by all Holders may request in writing that the Company effect a Registration of Registrable Securities.  Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) Business Days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Initiating Holders may request.  The Company shall be obligated to consummate no more than three (3) Registrations pursuant to this Section 2.1 that have been declared and ordered effective; provided that if the Registrable Securities sought to be included in the Registration pursuant to this Section 2.1 are not fully included in the Registration for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1.

2.2                                        Registration on Form F-3 or Form S-3.  The Company shall use its best reasonable efforts to qualify for registration on Form F-3 or Form S-3.  Subject to the terms of this Agreement, if the Company qualifies for registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), any Holder may request the Company to file, in any jurisdiction in which the Company has had a registered underwritten public offering, a Registration Statement on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), including without limitation any registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or a delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission.  Upon receipt of such a request, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) Business Days after the Company’s delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdiction.

2.3                                        Right of Deferral.

(i)                                     The Company shall not be obligated to Register or qualify Registrable Securities pursuant to this Section 2:

(1)                                 if, within ten (10) Business Days of the receipt of any request of the Holders to Register any Registrable Securities under Section 2.1 or Section 2.2, the Company gives notice to the Initiating Holders of its bona fide intention to effect the filing for its own account of a Registration Statement of Ordinary Shares within sixty (60) days of receipt of that request; provided, that the Company is actively employing in good faith its reasonable best efforts to cause that Registration Statement to become effective within sixty (60) days of receipt of that request; provided, further, that the Holders are entitled to join such Registration in accordance with Section 3 (other than an Exempt Registration);

(2)                                 during the period starting with the date of filing by the Company of, and ending six (6) months following the effective date of any Registration Statement pertaining to Ordinary Shares of the Company other than an Exempt Registration; provided, that the Holders are entitled to join such Registration in accordance with Section 3;

(3)                                 in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration or qualification, unless the Company is already subject to service of process in such jurisdiction; or

(4)                                 with respect to the registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), if Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States) (as the case may be) is not available for such offering by the Holders.

(ii)                                  If, after receiving a request from Holders pursuant to Section 2.1 or Section 2.2 hereof, the Company furnishes to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company or its members for a Registration Statement to be filed in the near future, then the Company shall have the right to defer such filing for a period during which such filing would be materially detrimental, provided, that the Company may not utilize this right for more than ninety (90) days on any one occasion or more than once during any twelve (12) month period; provided, further, that the Company may not Register any other of its Securities during such period (except for Exempt Registrations).

2.4                                        Underwritten Offerings.  If, in connection with a request to Register Registrable Securities under Section 2.1 or Section 2.2, the Initiating Holders seek to distribute such Registrable Securities in an underwritten offering, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in Section 2.1 and Section 2.2.  In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein.  All Holders proposing to distribute their securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected for such underwritten offering by the Company and reasonably acceptable to the holders of at least two-thirds (2/3) of the voting power of all Registrable Securities proposed to be included in such Registration.  Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including without limitation the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten in a Registration pursuant to Section 2.1 or Section 2.2, the underwriters may exclude up to seventy-five percent (75%) of the Registrable Securities requested to be Registered but only after first excluding all other Equity Securities from the Registration and underwritten offering and so long as the number of shares to be included in the Registration on behalf of the non-excluded Holders is allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included; provided that any Initiating Holder shall have the right to withdraw its request for Registration from the underwriting by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement, and such withdrawal request for Registration shall not be deemed to constitute one of the Registration rights granted pursuant to Section 2.1 or Section 2.2, as the case may be.  If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement.  Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from the Registration.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

3.                                      Piggyback Registrations.

3.1                                        Registration of the Company’s Securities.  Subject to the terms of this Agreement, if the Company proposes to Register for its own account any of its Equity Securities, or for the account of any holder (other than a Holder) of Equity Securities any of such holder’s Equity Securities, in connection with the public offering of such securities (except for Exempt Registrations), the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within fifteen (15) Business Days after delivery of such notice, the Company shall use its reasonable best efforts to include in such Registration any Registrable Securities thereby requested to be Registered by such Holder.  If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, all upon the terms and conditions set forth herein.

3.2                                        Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 3.1 prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein.  The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 4.3.

3.3                                        Underwriting Requirements.

(i)                                     In connection with any offering involving an underwriting of the Company’s Equity Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 3 unless such Holder’s Registrable Securities are included in the underwritten offering and such Holder enters into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected by the Company and setting forth such terms for the underwritten offering as have been agreed upon between the Company and the underwriters.  In the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten, the underwriters may exclude up to all of the Registrable Securities requested to be Registered in connection with the IPO and up to seventy-five percent (75%) of the Registrable Securities requested to be Registered in connection with any other public offering, but in any case only after first excluding all other Equity Securities (except for securities sold for the account of the Company) from the Registration and underwriting and so long as the Registrable Securities to be included in such Registration on behalf of any non-excluded Holders are allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

(ii)                                  If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement.  Any Registrable Securities excluded or withdrawn from the underwritten offering shall be withdrawn from the Registration.

3.4                                        Exempt Registrations.  The Company shall have no obligation to Register any Registrable Securities under this Section 3 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company share plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the Laws of another jurisdiction, as applicable), or (iii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and does not permit secondary sales (collectively, “Exempt Registrations”).

4.                                      Registration Procedures.

4.1                                        Registration Procedures and Obligations.  Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holders, the Company shall, as expeditiously as reasonably possible:

(i)                                     Prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its reasonable best efforts to cause that Registration Statement to become effective, and, upon the request of the Holders holding at least two-thirds (2/3) in voting power of the Registrable Securities Registered thereunder, keep the Registration Statement effective until the distribution thereunder has been completed;

(ii)                                  Prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of Applicable Securities Laws with respect to the disposition of all securities covered by the Registration Statement;

(iii)                               Furnish to the Holders the number of copies of a prospectus, including a preliminary prospectus, required by Applicable Securities Laws, and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iv)                              Use its reasonable best efforts to Register and qualify the securities covered by the Registration Statement under the securities Laws of any jurisdiction, as reasonably requested by the Holders, provided, that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdictions;

(v)                                 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the managing underwriter(s) of the offering;

(vi)                              Promptly notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Laws of (a) the issuance of any stop order by the Commission, or (b) the happening of any event or the existence of any condition as a result of which any prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

(vii)                           Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (A) an opinion, dated the date of the sale, of the counsel representing the Company for the purposes of the Registration, in form and substance as is customarily given to underwriters in an underwritten public offering; and (B) comfort letters dated as of (x) the effective date of the final registration statement covering such Registrable Securities, and (y) the closing date of the sale of the Registrable Securities, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(viii)                        Otherwise comply with all applicable rules and regulations of the Commission to the extent applicable to the applicable registration statement and use its reasonable best efforts to make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Act, no later than forty-five (45) days after the end of a twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of such registration statement, which statement shall cover such twelve (12) month period, subject to any proper and necessary extensions;

(ix)                              Not, without the written consent of the holders of at least two-thirds (2/3) of voting power of the then outstanding Registrable Securities, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Act;

(x)                                 Provide a special legal opinion issued by a qualified counsel, at the cost of the Group Companies, if any special legal opinion is requested by the Company, the Company’s underwriter or underwriters, or any of their counsels;

(xi)                              Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a number assigned by the Committee on Uniform Securities Identification Procedures for all those Registrable Securities, in each case not later than the effective date of the Registration; and

(xii)                           Take all reasonable action necessary to list the Registrable Securities on the primary exchange on which the Company’s securities are then traded or, in connection with a Qualified IPO, the primary exchange on which the Company’s securities will be traded.

4.2                                        Information from Holder.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the Registration of such Holder’s Registrable Securities.

4.3                                        Expenses of Registration.  All expenses, other than the underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement (which shall be borne by the Holders requesting Registration on a pro rata basis in proportion to their respective numbers of Registrable Securities sold in such Registration), incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all Registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursement of one outside counsel for all selling Holders, shall be borne by the Company.  The Company shall not, however, be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2.1 or Section 2.2 of this Agreement if the Registration request is subsequently withdrawn at the request of the Holders holding at least 50% of the voting power of the Registrable Securities requested to be Registered by all Holders in such Registration (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be thereby Registered in the withdrawn Registration) unless the Holders of at least 50% of the voting power of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.1; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company that was unknown to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and the Company shall pay any and all such expenses.

5.                                      Registration-Related Indemnification.

5.1                               Company Indemnity.

(i)                                     To the maximum extent permitted by Law, the Company will indemnify and hold harmless each Holder, such Holder’s partners, officers, directors, shareholders, members, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under Laws which are applicable to the Company and relate to action or inaction required of the Company in connection with any Registration, qualification, or compliance, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):  (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (b) the omission or alleged omission to state in the Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws.  The Company will reimburse, as incurred, each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

(ii)                                  The indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises solely out of or is solely based upon a Violation that occurs in reliance upon and in conformity with written information furnished for use in connection with such Registration by any such Holder, such Holder’s partners, officers, directors, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter.

(iii)                               For the avoidance of doubts, the indemnity agreement contained in this Section 5.1 shall be in addition to any other liabilities that the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party under this Section 5.1 and shall survive the transfer of securities by such Holder or any indemnified party.

5.2                                        Holder Indemnity.

(i)                                     To the maximum extent permitted by Law, each selling Holder that has included Registrable Securities in a Registration will, severally and not jointly, indemnify and hold harmless the Company, its directors and officers, any other Holder selling securities in connection with such Registration and each Person, if any, who controls (within the meaning of the Securities Act) the Company, such other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely in reliance upon and in conformity with written information furnished by such Holder for use in connection with such Registration; and each such Holder will reimburse, as incurred, any Person intended to be indemnified pursuant to this Section 5.2, for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action.  No Holder’s Liability under this Section 5.2 (when combined with any amounts paid by such Holder pursuant to Section 5.4) shall exceed the net proceeds received by such Holder from the offering of securities made in connection with that Registration.

(ii)                                  The indemnity contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

5.3                                        Notice of Indemnification Claim.  Promptly after receipt by an indemnified party under Section 5.1 or Section 5.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 5.1 or Section 5.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties.  An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 5, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.4                                        Contribution.  If any indemnification provided for in Section 5.1 or Section 5.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount (after combined with any amounts paid by such Holder pursuant to Section 5.2) in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

5.5                                        Underwriting Agreement.  To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

5.6                                        Survival.  The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

6.                                      Additional Registration-Related Undertakings.

6.1                                        Reports under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of any Applicable Securities Laws that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form F-3 or Form S-3 (or any comparable form in a jurisdiction other than the United States), the Company agrees to:

(i)                                     make and keep public information available, as those terms are understood and defined in Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times following 90 days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(ii)                                  use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws; and

(iii)                               at any time following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public by the Company, promptly furnish to any Holder holding Registrable Securities, upon request (a) a written statement by the Company that it has complied with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as filed by the Company with the Commission, (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s Securities are listed.

6.2                                        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the written consent of the Majority Investors, enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder (i) to include such Equity Securities in any Registration filed under Section 2 or Section 3, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such Registration only to the extent that the inclusion of such Equity Securities will not reduce the amount of the Registrable Securities of the Holders that are included, (ii) to demand Registration of their Equity Securities, or (iii) cause the Company to include such Equity Securities in any Registration filed under Section 2 or Section 3 hereof on a pari passu basis with or more favorable to such holder or prospective holder than is provided to the Holders of Registrable Securities.

6.3                                        “Market Stand-Off” Agreement.  Each holder of Registrable Securities agrees, if so required by the managing underwriter(s), that it will not during the period commencing on the date of the final prospectus relating to the Company’s Qualified IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days from the date of such final prospectus, as may be extended in line with customary market practice, by up to a maximum of 32 days, to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions) (i) lend, offer, pledge, hypothecate, hedge, sell, make any short sale of, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Equity Securities of the Company owned immediately prior to the date of the final prospectus relating to the Qualified IPO (other than those included in such offering), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Equity Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Securities of the Company or such other securities, in cash or otherwise; provided, that (a) the forgoing provisions of this Section shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall not be applicable to any Holder unless all directors, officers and all other holders of at least one percent (1%) of the outstanding share capital of the Company (calculated on an as-converted to Ordinary Share basis) must be bound by restrictions at least as restrictive as those applicable to any such Holder pursuant to this Section, (y) this Section shall not apply to a Holder to the extent that any other Person subject to substantially similar restrictions is released in whole or in part, and (z) the lockup agreements shall permit a Holder to transfer their Registrable Securities to their respective Affiliates so long as the transferees enter into the same lockup agreement.  The Investors agree to execute and deliver to the underwriters a lock-up agreement containing substantially similar terms and conditions as those contained herein.

6.4                                        Termination of Registration Rights.  The registration rights set forth in Section 2 and Section 3 of this Agreement shall terminate on the earlier of (i) the date that is five (5) years from the date of closing of a Qualified IPO, (ii) upon a Deemed Liquidation Event of the Company, or (iii) with respect to any Holder, the date on which such Holder may sell all of such Holder’s Registrable Securities under Rule 144 of the Securities Act in any ninety (90)-day period.

6.5                                        Exercise of Ordinary Share Equivalents.  Notwithstanding anything to the contrary provided in this Agreement, the Company shall have no obligation to Register Registrable Securities which, if constituting Ordinary Share Equivalents, have not been exercised, converted or exchanged, as applicable, for Ordinary Shares as of the effective date of the applicable Registration Statement, but the Company shall cooperate and facilitate any such exercise, conversion or exchange as requested by the applicable Holder.

6.6                                        Intent.  The terms of Sections 2 through 6 are drafted primarily in contemplation of an offering of securities in the United States of America.  The parties recognize, however, the possibility that securities may be qualified or registered for offering to the public in a jurisdiction other than the United States of America where registration rights have significance or that the Company might effect an offering in the United States of America in the form of American Depositary Receipts or American Depositary Shares.  Accordingly:

(i)                                     it is their intention that, whenever this Agreement refers to a Law, form, process or institution of the United States of America but the parties wish to effectuate qualification or registration in a different jurisdiction where registration rights have significance, reference in this Agreement to the Laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable Laws or institutions of the jurisdiction in question; and

(ii)                                  it is agreed that the Company will not undertake any listing of American Depositary Receipts, American Depositary Shares or any other security derivative of the Ordinary Shares unless arrangements have been made reasonably satisfactory to the Investors to ensure that the spirit and intent of this Agreement will be realized and that the Company is committed to take such actions as are necessary such that the Holders will enjoy rights corresponding to the rights hereunder to sell their Registrable Securities in a public offering in the United States of America as if the Company had listed Ordinary Shares in lieu of such derivative securities.

7.                                      Preemptive Right.

7.1                               General.  The Company hereby grants to any holder of the Preferred Shares and/or its Affiliates (“Rights Holder”), the right of first refusal to purchase such Rights Holder’s Pro Rata Share (as defined below) (and any oversubscription, as provided below), of all (or any part) of any New Securities (as defined below) that the Company may from time to time issue after the date of this Agreement (the “Preemptive Right”).

7.2                               Pro Rata Share.  A Rights Holder’s “Pro Rata Share” for purposes of the Preemptive Rights is, on an as-converted basis and as if the CVC Warrant, and the Series C Warrant had been fully exercised, the ratio of (a) the total number of Ordinary Shares (including Preferred Shares on an as-converted basis and assuming full conversion and exercise of all warrants, options and other outstanding convertible and exercisable securities and Class B Ordinary Shares held by Sequoia IV or Trustbridge or Main Access if applicable) held by such Rights Holder in the aggregate, to (b) the total number of Ordinary Shares (including Preferred Shares on an as-converted basis and assuming full conversion and exercise of all warrants, options and other outstanding convertible and exercisable securities and the Class B Ordinary Shares) as for Preferred Shares Investors then outstanding immediately prior to the issuance of New Securities giving rise to the Preemptive Rights.

7.3                               New Securities.  For purposes hereof, “New Securities” shall mean any Equity Securities of the Company issued after the date hereof, except for:

(i)                                     29,525,465 Class A Ordinary Shares (such number can be increased from time to time as approved by the Board in accordance with this Agreement), as adjusted in connection with share splits or share consolidation, reclassification or other similar event, and/or options or warrants therefor issued to or reserved for employees, officers, directors or consultants of the Group Companies pursuant to the ESOP;

(ii)                                  661,376 Series C Preferred Shares of the Company issued upon the full exercise of the Series C Warrants, as adjusted in connection with share splits or share consolidation, reclassification or other similar event in accordance with the Memorandum and Articles;

(iii)                               11,799,685 Series F Preferred Shares of the Company issued upon the full exercise of the CVC Warrants, as adjusted in connection with share splits or share consolidation, reclassification or other similar event in accordance with the Memorandum and Articles;

(iv)                              any Equity Securities of the Company issued in connection with any share split, share dividend, reclassification or other similar event in accordance with the Memorandum and Articles;

(v)                                 any Equity Securities of the Company issued pursuant to the Qualified IPO;

(vi)                              any Equity Securities of the Company issued as dividend or distribution solely on the Preferred Shares in accordance with the Memorandum and Articles;

(vii)                           any Equity Securities of the Company issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of assets, or other reorganization, in any case, duly approved in accordance with this Agreement; and

(viii)                        any Ordinary Shares issued upon the conversion of the Preferred Shares.

7.4                               Procedures.

(i)                                     First Participation Notice.  In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give each Rights Holder a written notice of its intention to issue New Securities (the “First Participation Notice”), describing the amount and type of New Securities, the price and the general terms upon which the Company proposes to issue such New Securities. Each Rights Holder shall have thirty (30) days from the date of receipt of any such First Participation Notice to agree in writing to purchase up to such Rights Holder’s Pro Rata Share of such New Securities for the price and upon the terms and conditions specified in the First Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder’s Pro Rata Share).  If any Rights Holder fails to so respond in writing within such thirty (30)-day period, then such Rights Holder shall forfeit the right hereunder to purchase its Pro Rata Share of such New Securities, but shall not be deemed to forfeit any right with respect to any other issuance of New Securities.

(ii)                                  Second Participation Notice; Oversubscription.  If any Rights Holder fails or declines to exercise its Preemptive Rights in accordance with subsection (i) above, the Company shall promptly give notice (the “Second Participation Notice”) to other participating Rights Holders who exercised in full their Preemptive Rights (the “Oversubscription Participants”) in accordance with subsection (i) above. Each Oversubscription Participant shall have five (5) Business Days from the date of the Second Participation Notice (the “Second Participation Period”) to notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to buy (the “Additional Number”).  Such notice to purchase by Oversubscription Participant may be made by telephone if confirmed in writing within the subsequent two (2) Business Days.  If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities available for purchase, each Oversubscription Participant will be cut back by the Company with respect to its oversubscription to such number of remaining New Securities equal to the lesser of (x) the Additional Number and (y) the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by (ii) a fraction, the numerator of which is the number of Ordinary Shares (including Preferred Shares on an as-converted basis and as if the warrants , options and other outstanding convertible and exercisable securities had been fully exercised) held by such Oversubscription Participant and the denominator of which is the total number of Ordinary Shares (including Preferred Shares on an as-converted basis and as if the warrants, options and other outstanding convertible and exercisable securities had been fully exercised) held by all the Oversubscription Participants.

7.5                                        Failure to Exercise.  Upon the expiration of the Second Participation Period, or in the event that no Rights Holder exercises the Preemptive Rights within thirty (30) days following the receipt of the First Participation Notice, the Company shall have one hundred and twenty (120) days thereafter to complete the sale of the remaining New Securities described in the First Participation Notice with respect to which the Preemptive Rights hereunder were not exercised at the same or higher price and upon such other terms as are not more favorable to the purchasers thereof than specified in the First Participation Notice, provided that the purchaser(s) of such New Securities shall be required to enter into this Agreement and the Right of First Refusal & Co-Sale Agreement or an agreement substantially similar thereto, unless otherwise agreed by the Investors. In the event that the Company has not issued and sold such New Securities within such one hundred and twenty (120) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holder pursuant to this Section 7.

8.                                      Information and Inspection Rights.

8.1                                        Delivery of Financial Statements.  The Group Companies shall deliver to the Investors and CVC the following documents or reports:

(i)                                     an annual budget and strategic plan at least thirty (30) days prior to the beginning of each fiscal year, setting forth: the projected balance sheets, income statements and statements of cash flows for each month during such fiscal year of each Group Company; projected detailed budgets for each such month; any dividend or distribution projected to be declared or paid; the projected incurrence, assumption or refinancing of Indebtedness; and all other material matters relating to the operation, development and business of the Group Companies;

(ii)                                  within ninety (90) days after the end of each fiscal year of the Company, a consolidated income statement and statement of cash flows for the Company for such fiscal year and a consolidated balance sheet for the Company as of the end of the fiscal year, audited and certified by any of the “Big Four” accounting firms or a reputable firm of independent certified public accountants acceptable to both of the Majority Investors and Ordinary Majority, all prepared in accordance with the Accounting Standards consistently applied throughout the period;

(iii)                               within forty-five (45) days of the end of each fiscal quarter, a consolidated unaudited income statement and statement of cash flows for such quarter and a consolidated balance sheet for the Company as of the end of such quarter, all prepared in accordance with the Accounting Standards consistently applied throughout the period (except for customary year-end adjustments and except for the absence of notes), and certified by the chief financial officer of the Company;

(iv)                              within twenty-one (21) days of the end of each month, a consolidated unaudited income statement and statement of cash flows for such month and a consolidated balance sheet for the Company as of the end of such month, all prepared in accordance with the Accounting Standards consistently applied throughout the period (except for customary year-end adjustments and except for the absence of notes), and certified by the chief financial officer of the Company;

(v)                                 copies of all documents or other information sent to all other shareholders and any reports publicly filed by the Company with any relevant securities exchange, regulatory authority or governmental agency, no later than five (5) days after such documents or information are filed by the Company; and

(vi)                              as soon as practicable, any other information reasonably requested by any of the Investors.

8.2                                        Inspection Rights.  The Group Companies and the Principals covenant and agree that the Investors and CVC shall have the right, at their own expenses, to reasonably inspect facilities, properties, records and books of each Group Company at any time during regular working hours on reasonable prior notice to such Group Company and only in a manner so as not to materially interfere with the normal business operations of the Group Companies, and the right to discuss the business, operation and conditions of a Group Company with any Group Company’s directors, officers, employees, accounts, legal counsels and investment bankers.

9.                                      Election of Directors.

9.1                                        Board of Directors.

(i)                                     The Company shall have, and the Parties hereto agree to cause the Company to have, a Board consisting of up to eleven (11) authorized directors.  Main Access shall have right to designate, appoint, remove, replace and reappoint two (2) directors on the Board (the “Main Access Directors”).  Cloopen Co., Ltd shall have right to designate, appoint, remove, replace and reappoint two (2) directors on the Board (the “Principal Directors”) and one of the Principal Directors shall be the Chairman of the Board (the “Chairman”).  Subject to the applicable Laws, if there is a vacancy for the seat of the Principal Director that is not held by Mr. SUN Changxun, the voting rights and other director’s rights of such vacant Principal Director shall vest to Mr. SUN Changxun, so long as Mr. SUN Changxun is the other Principal Director, until such vacancy has been filled in accordance with this Agreement.  Sequoia Entities shall have the right to designate, appoint, remove, replace and reappoint two (2) directors (the “Sequoia Directors”). Trustbridge shall have right to designate, appoint, remove, replace and reappoint two (2) directors (the “Trustbridge Directors”). PAC shall have the right to designate, appoint, remove, replace and reappoint one (1) directors (the “PAC Director”). PEL shall have the right to designate, appoint, remove, replace and reappoint one (1) director (the “PEL Director”). New Oriental shall have the right to designate, appoint, remove, replace and reappoint one (1) directors (the “New Oriental Director”, collectively with the Trustbridge Directors, the Main Access Directors, the Sequoia Directors, the PAC Director, the PEL Director, the Tencent Director (if applicable) and the CVC Director (if applicable), the “Investor Directors”, each an “Investor Director”).  Each of the Investors shall have the right to designate, appoint, remove, replace and reappoint one (1) non-voting observer, respectively, to attend all meetings of the Board (whether in person, telephonic or other) in a non-voting observer capacity. The Company shall give each such non-voting observer copies of all notices, minutes, consents and all other material that it provides to the Directors.

(ii)                                  In case the IPO is not consummated within one (1) year following the Closing, Tencent shall have the right to designate, appoint, remove, replace and reappoint one (1) director (the “Tencent Director”) as an Investor Director, and the Board is expanded to twelve (12) members.

(iii)                               In case the IPO is not consummated within one (1) year following the Closing, CVC shall have the right to designate, appoint, remove, replace and reappoint one (1) director (the “CVC Director”) as an Investor Director, and the Board is expanded to thirteen (13) members.

(iv)                              Upon the request of any Investor Director, each Group Company shall, and the Parties hereto shall cause each Group Company to, (i) have a board of directors or similar governing body (the “Subsidiary Board”), (ii) maintain the authorized size of each Subsidiary Board at all times same as the authorized size of the Board, and (iii) ensure each Subsidiary Board is at all times composed of the same persons as directors as those then on the Board.

9.2                                        Voting Agreements

(i)                                     With respect to each election of directors of the Board, each holder of voting securities of the Company shall vote at each meeting of shareholders of the Company, or in lieu of any such meeting shall give such holder’s written consent with respect to, as the case may be, all of such holder’s voting securities of the Company as may be necessary (i) to keep the authorized size of the Board pursuant to Section 9.1, (ii) to cause the election or re-election as members of the Board, and during such period to continue in office, each of the individuals designated pursuant to Section 9.1, and (iii) against any nominees not designated pursuant to Section 9.1.

(ii)                                  Any Director designated pursuant to Section 9.1 may be removed from the Board, either for or without cause, only upon the vote or written consent of the Person or group of Persons then entitled to designate such Director pursuant to Section 9.1 or by the Company at any time when the Person or group of Persons no longer are entitled to designate such Director pursuant to Section 9.1, and the Parties agree not to seek, vote for or otherwise effect the removal of any such Director without such vote or written consent.  Any Person or group of Persons then entitled to designate any individual to be elected as a Director on the Board shall have the exclusive right at any time or from time to time to remove any such Director occupying such position and to fill any vacancy caused by the death, disability, retirement, resignation or removal of any Director occupying such position or any other vacancy therein, and each other Party agrees to cooperate with such Person or group of Persons in connection with the exercise of such right.  Each holder of voting securities of the Company agrees to always vote such holder’s respective voting securities of the Company at a meeting of the members of the Company (and given written consents in lieu thereof) in support of the foregoing.

(iii)                               The Company agrees to take such action, and each other Party hereto agrees to take such action, as is necessary to cause the election or appointment to each Subsidiary Board of each director designated to serve on the Board pursuant to Section 9.1.  Upon a removal or replacement of such director from the Board in accordance with Section 9.2(ii), the Company agrees to take such action, and each other Party hereto agrees to take such action, as is necessary to cause the removal of such director from each Subsidiary Board.

(iv)                              Each Director shall have one vote. The Chairman of the Board shall have a casting vote in the event of an equality of voting, provided that with respect to any matter listed in Section 10.1 or Section 10.2, the consent of the Majority Investors and the Majority Investor Directors, as the case may be, shall be obtained in accordance with the provisions of Section 10.1 and Section 10.2.

9.3                                        Quorum.  The Board and each Subsidiary Board (if any) shall hold no less than one (1) board meeting every three (3) months.  A meeting of the Board and each Subsidiary Board shall only proceed where there are present (whether in person or by means of a conference telephone or any other equipment which allows all participants in the meeting to speak to and hear each other simultaneously) a majority of all Directors of such Group Company then in office, provided that such majority includes at least one of the Sequoia Directors, at least one of the Main Access Directors, at least one of the Trustbridge Directors, at least one of the Principal Directors, the PAC Director, the New Oriental Director, the Tencent Director (if applicable) and the CVC Director (if applicable), and the Parties shall cause the foregoing to be the quorum requirements for the Board and each Subsidiary Board.  A written notice of each meeting, agenda of the business to be transacted at the meeting and, to the extent reasonably practicable, all documents and materials to be circulated at or presented to the meeting shall be sent to all the Directors entitled to receive notice of the meeting at least ten (10) Business Days before the meeting and a copy of the minutes of the meeting shall be sent to such Directors. Notwithstanding the foregoing, if notice of the board meeting has been duly delivered to all directors of the Board or the applicable Subsidiary Board, and the number of directors required to be present under this Section 9.3 for such meeting to proceed is not present within half an hour from the time appointed for the meeting solely because of the absence of any Director, the meeting shall be adjourned to the third following Business Day at the same time and place (or to such other time or such other place as the directors may determine) with notice delivered to all directors one day prior to the adjourned meeting and, if at the adjourned meeting, the number of directors required to be present under this Section 9.3 for such meeting to proceed is not present within half an hour from the time appointed for the meeting solely because of the absence of such Director, then the presence of such Director shall not be required at such adjourned meeting solely for purpose of determining if a quorum has been established, provided that matters discussed in such adjourned meeting shall be limited to those stated in the written notices and agendas of the board meetings

9.4                                        Expenses.  The Company will promptly pay or reimburse each Board member and each Subsidiary Board member for all reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings and otherwise performing their duties as directors and committee members.

9.5                                        Alternates.  Subject to applicable Laws and the Charter Documents of the Company, each Director shall be entitled to appoint an alternate to serve at any Board meeting, and such alternate shall be permitted to attend all Board meetings and vote on behalf of the director for whom she or he is serving as an alternate.

9.6                                        Establishment of Compensation Committee and Audit Committee.  As soon as reasonably practicable following the Effective Date and upon decision of the Board, the Company shall establish and maintain (i) a Compensation Committee and (ii) an Audit Committee, and at least the Majority Investor Directors and at least one of the Principal Directors shall be the members of each of the Compensation Committee and the Audit Committee. The Compensation Committee shall propose the terms of the Company’s share incentive plans, and all grants of awards thereunder, to the Board for approval and adoption by the Board and the Shareholders, and to implement salary and equity guidelines of the Company. The Compensation Committee shall also have the power and authority to approve compensation packages, severance agreements, employees’ stock options plan and employment agreements for all senior management with vice president title or above, and shall have such other powers and authorities as the Board delegates to it. The Audit Committee shall (subject to Section 8.1(ii)) select the auditors of the Company and approve the scope of the Company’s annual audit, and shall have such other powers and authorities as the Board delegates to it. Any actions taken by the Compensation Committee or the Audit Committee shall be approved by a majority of the members of such committee, so long as such majority shall include the Majority Investor Directors and at least one of the Principal Directors.

9.7                                        Director Indemnification.  To the maximum extent permitted by the Law of the jurisdiction in which the Company is organized, the Company shall indemnify and hold harmless each of its Directors and shall comply with the terms of the Indemnification Agreements, and at the request of any Director who is not a party to an Indemnification Agreement, shall enter into an indemnification agreement with such director in similar form to the Indemnification Agreements.

10.                               Protective Provisions.

10.1                                 Approval by Shareholders.  Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party shall procure each Group Company not to, and the shareholders of the Company shall procure the Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless, first presented to all the Shareholders and Warrant Holders and otherwise approved in writing by the Majority Investors and Ordinary Majority in advance (provided that the Class B Ordinary Shares shall not be calculated for Majority Investors for items (i) and (iii) below, and notwithstanding anything to the contrary, when considering item (i) below (where such amendment or change involves any Preferred Shares or the Preferred Shares Investors only) and item (iii) below, Majority Investors shall be deemed to have been satisfied if the holders of more than fifty percent (50%) of the voting power of the issued and outstanding Preferred Shares (voting together as a single class and on an as-converted basis), Majority Series E Investors and Majority Series F Investors have given their consent and the number of the Class B Ordinary Shares would not be included when calculating the Majority Investors; and the Series E Investors and the Series F Investors shall not be deemed as a single class when calculated for Majority Investors for item (xi) below only and notwithstanding anything to the contrary, when considering item (xi) below, Majority Investors shall be deemed to have been satisfied if the holders of more than fifty percent (50%) of the voting power of the issued and outstanding Preferred Shares and Class B Ordinary Shares (voting together as a single class and on an as-converted basis) have given their consent and the approval of the Majority Series E Investors as a single class and the approval of the Majority Series F Investors as a single class shall not be necessary):

(i)                                     any amendment or change of the rights, preferences, privileges or powers of, or the restrictions applicable to the Shares, and/or other rights, preferences or privileges of the Investors;

(ii)                                  creation, authorization or issuance of (A) any class or series of Equity Securities having rights, preferences, privileges or powers superior to or on a parity with the Preferred Shares, whether as to liquidation, conversion, dividend, voting, redemption, or otherwise, or any Equity Securities convertible into, exchangeable for, or exercisable into any Equity Securities having rights, preferences, privileges or powers superior to or on a parity with any series of Preferred Shares, whether as to liquidation, conversion, dividend, voting, redemption or otherwise, (B) any New Securities, or (C) any Equity Securities of any other Group Company.

(iii)                               any action that issues or reclassifies any issued or outstanding shares into shares having rights, preferences, privileges or powers senior to or on a parity with the Preferred Shares, whether as to liquidation, conversion, dividend, voting, redemption or otherwise;

(iv)                              any Deemed Liquidation Event or any Share Sale or any merger, amalgamation or consolidation of any Group Company with any Person, or the purchase or other acquisition by any Group Company of all or substantially all of the assets, equity or business of another Person;

(v)                                 any increase or decrease in the authorized number of Preferred Shares, or any series thereof, or the authorized number of Ordinary Shares, or other forms of restructuring of capital of the Company;

(vi)                              any declaration, set aside or payment of a dividend or other distribution by any Group Company except for any distribution or dividend with respect to which the sole recipient of any proceeds therefrom is the Company or any wholly-owned subsidiary of the Company, or the adoption of, or any change to, the dividend policy of any Group Company;

(vii)                           any purchase, repurchase, redemption or retirements of any Equity Security of any Group Company other than pursuant to each Share Restriction Agreement or any equity incentive agreement with service providers giving the Company the right to repurchase Equity Security upon the termination of services or the redemption rights of the holders of Preferred Shares provided in the Memorandum and Articles;

(viii)                        any amendment or modification to the Memorandum and Articles of the Company or any material and substantial amendment or modification to any of the Charter Documents of any other Group Company, other than amendments to effect a Qualified IPO;

(ix)                              the commencement of or consent to any proceeding seeking (i) to adjudicate it as bankrupt or insolvent, (ii) liquidation, winding up, dissolution, reorganization, or arrangement of any of the Group Companies under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (iii) the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property;

(x)                                 any change of the size or composition or the manner in which the directors are appointed of the board of directors of the Company other than changes pursuant to and in compliance with Section 9.1;

(xi)                              any change of the size or composition or the manner in which the directors are appointed of the board of directors of the Holdco Subsidiary, WFOE, the Domestic Company, or any of the direct or indirect other Subsidiaries (including current and to be established in future, but for the avoidance of doubt, such Subsidiaries do not include any Subsidiary (i) which is not a wholly owned Subsidiary and (ii) whose annual revenue or profit (as the case may be) is less than ten percent (10%) of the consolidated annual revenue or profit (as the case may be) of the Company) of any of the foregoing;

(xii)                           (i) any entering into, restatement, amendment or termination to, or waiver of, agreements between either the Domestic Company or another Group Company in PRC and WFOE or another Group Company in PRC (including without limitation the Cooperation Documents) that provide contractual control to WFOE or such Group Company in PRC over the Domestic Company or such other Group Company in PRC and therefore allow the Company to consolidate the financial statements of the Domestic Company or such other Group Company in PRC with those of the Company for financial reporting purposes, and (ii) any purchase, acquisition, merger of any Group Company or other Person by any Group Company, the consideration of which involves Equity Securities of the Company;

(xiii)                        any public offering of any Equity Securities of any Group Company (including the determination of the time, valuation, stock exchange, the underwriters therefor);

(xiv)                       any material change to the business scope, or nature of business of any Group Company, or cessation of any business line of any Group Company as now conducted, or any entry into business that is outside of the Business;

(xv)                          the adoption, material amendment or termination of the ESOP or any other equity incentive, purchase or participation plan for the benefit of any employees, officers, directors, consultants or service providers of any of the Group Companies, and any increase of the total number of Equity Securities reserved for issuance thereunder; or

(xvi)                       any action by a Group Company or any of its Affiliates to authorize, approve or enter into any agreement or obligation, or make any commitment to do so with respect to any action listed above.

Notwithstanding anything to the contrary contained herein, where any act listed in clauses above requires the approval of the Members of the Company in accordance with the applicable Laws, and if the Members vote in favor of such act but the approval of the Majority Investors or Ordinary Majority has not yet been obtained, the Majority Investors or Ordinary Majority shall have, in such vote, the voting rights equal to the aggregate voting power of all the Members who voted in favor of the resolution plus one.

10.2                        Approval by Directors.  Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party shall procure each Group Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless, first presented to CVC and otherwise approved by the Majority Investor Directors (save that only the approval of a majority of the Investor Directors for items (ii), (iii) and (viii) below is required) and at least one of the Principal Directors in advance:

(i)                                     any sale, transfer, or other disposal of, or the incurrence of any Lien on, any substantial part of the assets (including any Intellectual Property) of any Group Company or the grant of exclusive license of any material Intellectual Property of any Group Company to a Person that is not a Group Company;

(ii)                                  appointment, removal or replacement of, or approval of the remuneration package for, the chief executive officer, the chief operating officer, the chief technology officer and the chief financial officer of the Company;

(iii)                               any increase in compensation of any of the first five (5) most highly compensated employees of any Group Company by more than twenty percent (20%) in a twelve (12) month period unless such increase are specified to and approved in the approved budget or the business plan of an Group Company;

(iv)                              any material investment in, or divestiture or sale by any material Group Company of an interest in another Person, which involves an amount of at least US$1,000,000;

(v)                                 acquisition of any business or assets in excess of US$1,000,000, individually or in the aggregate;

(vi)                              the approval of, or any material deviation from or material amendment of, the annual budget and business plan of any Group Company;

(vii)                           any options, equities, stocks or shares to be granted to an individual by more than 0.5% of the total number of which have been reserved under the ESOP or similar plan of any Group Company;

(viii)                        the appointment or removal of the auditors, the company lawyer or the investment bank for any Group Company, or any material changes in the accounting or financial policies or procedures of any Group Company;

(ix)                              incurrence of any capital commitment or expenditure outside of the annual budget in excess of US$1,000,000, individually or in the aggregate;

(x)                                 incurrence, extension, cancellation or waiver of any debt, loan or guarantee for Indebtedness in excess of US$400,000, individually or in the aggregate in any given financial year of the relevant Group Company, other than approved in the annual budget and business plan of any Group Company and/or those incurred between the Group Companies;

(xi)                              making any loan, lending or advance to any person, including, any employee, officer or director of any Group Company, except advances and similar expenditures in ordinary course of business or under the ESOP duly approved by the Board of Directors;

(xii)                           any transaction with any Related Party (other than a Group Company) in excess of US$400,000, either in a single transaction or a series of transactions relating to the same subject matter in any given financial year of the relevant Group Company, except for any transaction with Tencent or its Affiliates in the ordinary course of business on arms-length basis, or any transaction with VM EDU Fund I, L.P. or New Oriental Education & Technology Group Inc. or their respective Affiliates in the ordinary course of business on arms-length basis;

(xiii)                        initiate or settle any material litigation, arbitration or other legal proceeding involving an amount of at least US$400,000, individually or in the aggregate in any given financial year of the relevant Group Company; and

(xiv)                       any action by a Group Company or any of its Affiliates to authorize, approve or enter into any agreement or obligation, or make any commitment to do so with respect to any action listed above.

10.3                                 The holders of Preferred Shares and the holders of Ordinary Shares shall vote together and not as a separate class unless otherwise required herein and/or in the Memorandum and Articles of the Company or by applicable Laws.  The voting rights representing all of the Class A Ordinary Shares issued to Kastle Limited, Wisdom Legend Investment Limited and the voting rights representing all the outstanding Class A Ordinary Shares reserved under or issued pursuant to the ESOP shall vest to Cloopen Co., Ltd.

11.                               Additional Covenants.

11.1                                 Business of the Group Companies.  Except for holding the interest in the applicable Subsidiaries, the Company shall not engage in any business or operations without the consent of the Majority Investor Directors and at least one of the Principal Directors.  The business of each other Group Companies shall be restricted to the Business, except with the approval under Section 10.

11.2                                 Cooperation Documents.  The Principals, the relevant Investors and the Group Companies shall ensure that each party to the relevant Cooperation Documents fully perform its/his/her respective obligations thereunder and carry out the terms and the intent of the Cooperation Documents.  Any termination, or material modification or waiver of, or material amendment to any Cooperation Documents shall require the written consent of the Majority Investors and Ordinary Majority.  If any of the Cooperation Documents becomes illegal, void or unenforceable under PRC Laws after the date hereof, the Parties (other than the Investors) shall devise a feasible alternative legal structure reasonably satisfactory to the Majority Investors and Ordinary Majority which gives effect to the intentions of the parties in each Cooperation Document and the economic arrangement thereunder as closely as possible.

11.3                                 Control of Subsidiaries.  The Company shall institute and keep in place such arrangements as are reasonably satisfactory to the Majority Investors and Ordinary Majority such that the Company (i) will at all times control the operations of each other Group Company, and (ii) will at all times be permitted to properly consolidate the financial results for each other Group Company in the consolidated financial statements for the Company prepared under the Accounting Standards.

11.4                                 Compliance with Laws; Registrations.

(i)                                     The Group Companies shall, and each Principal and Holding Company shall cause the Group Companies to, conduct their respective business in compliance in all material respects with all applicable Laws, including but not limited to Laws regarding foreign investments, corporate registration and filing, import and export, customs administration, foreign exchange, telecommunication and e-commerce, intellectual property rights, labor and social welfare, and taxation, and obtain, make and maintain in effect, all material Consents from the relevant Governmental Authority or other Person required in respect of the due and proper establishment and operations of each Group Company as now conducted in accordance with applicable Laws.  Without limiting the generality of the foregoing, none of the Group Companies shall, and the Parties (other than the Preferred Shares Investors) shall cause each Group Company not to, and the Parties shall use their best efforts to ensure that its and their respective Affiliates and its respective officers, directors, and representatives shall not, directly or indirectly, (a) offer or give anything of value to any Public Official with the intent of obtaining any improper advantage, affecting or influencing any act or decision of any such Person, assisting any Group Company in obtaining or retaining business for, or with, or directing business to, any Person, or constituting a bribe, kickback or illegal or improper payment to assist any Group in obtaining or retaining business, (b) take any other action, in each case, in violation of the FCPA, as amended (as if it were a US Person), the U.K. Bribery Act, or any other applicable similar anti-corruption, recordkeeping and internal controls Laws, or (c) establish or maintain any fund or assets in which any Group Company has proprietary rights that have not been recorded in its books and records of Group Company.

(ii)                                  Without limiting the generality of the foregoing, each Principal, each Holding Company and each Group Company shall ensure that all material filings and registrations with the PRC Governmental Authorities explicitly and mandatorily so required by them shall be duly completed in accordance with the relevant rules and regulations, including without limitation any such filings and registrations with the Ministry of Commerce, the Ministry of Information Industry, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau, customs authorities, product registration authorities, health regulatory authorities, and the local counterpart of each of the aforementioned governmental authorities, in each case, as applicable.

11.5                                 Stock Option Plan.

(i)                                     The Company shall have reserved 29,525,465 Class A Ordinary Shares for issuance to officers, directors, employees, consultants or service providers of the Company under the ESOP.

(ii)                                  Except with the approval of the Board (including the Majority Investor Directors and at least one of the Principal Directors), all shares, options or other securities or awards granted or issued under the ESOP shall vest as follows: 25% thereof vest at the first anniversary of the date when such shares, options or other securities or awards are granted or issued (or with respect to certain Key Employees, the date when such Key Employee started to work for the Group) with the remaining vesting evenly in monthly installments over the next thirty-six (36) months.

(iii)                               No issuances or grants will be made unless such issuances or grants are made pursuant to the terms and conditions of ESOP (provided that the terms and conditions of the ESOP have been previously approved by the Board (including at least the Majority Investor Directors and at least one of the Principal Directors)), which among other things, shall provide for the Company’s right to repurchase any and all unvested shares, options or other securities or awards granted thereunder at a price equivalent to the actual cost under certain circumstances and shall include transfer restrictions prior to a Qualified IPO.

(iv)                              As soon as practicable after the date hereof, the Company shall, and shall cause each Group Company to, obtain all authorizations, consents, orders, approvals and/or registrations of all Governmental Authorities that may be or become explicitly and mandatorily necessary to effectuate the ESOP in the PRC in accordance with PRC Law, provided that the Company shall not grant or issue any awards or Shares pursuant to the ESOP to any grantee in the PRC if any authorization, consent, order, approval and/or registration of any Governmental Authorities in connection with such grant or issuance has not been obtained.

11.6                                 Insurance.  If requested by any Director, the Group Companies shall promptly purchase and maintain in effect, worker’s injury compensation insurance, key man insurance, and other insurance, in any case with respect to the Group’s properties, employees, products, operations, and/or business, each in the amounts not less than that are customarily obtained by companies of similar size, in a similar line of business, and with operations in the PRC.

11.7                                 Intellectual Property Protection.  The Group Companies shall take all reasonable steps to protect their respective material Intellectual Property rights, including without limitation (a) registering their material respective trademarks, brand names, domain names and copyrights, and (b) requiring each employee and consultant of each Group Company to enter into an employment agreement in form and substance reasonably acceptable to the Preferred Shares Investors, a confidential information and intellectual property assignment agreement and a non-competition and non-solicitation agreement requiring such persons to protect and keep confidential such Group Company’s confidential information, intellectual property and trade secrets, prohibiting such persons from competing with such Group Company for a reasonable time after their termination of employment with any Group Company, and requiring such persons to assign all ownership rights in their work product to such Group Company, in each case in form and substance reasonably acceptable to the Preferred Shares Investors.

11.8                                 Internal Control System.  The Group Companies shall maintain their books and records in accordance with sound business practices and implement and maintain an adequate system of procedures and controls with respect to finance, management, and accounting that meets the standards of good practice generally applied to other companies in the similar industry and incorporated in the same jurisdictions where each such Group Company is incorporated and is reasonably satisfactory to the Preferred Shares Investors to provide reasonable assurance that (i) transactions by it are executed in accordance with management’s general or specific authorization, (ii) transactions by it are recorded as necessary to permit preparation of financial statements in conformity with the Accounting Standards and to maintain asset accountability, (iii) access to assets of it is permitted only in accordance with management’s general or specific authorization, (iv) the recorded inventory of assets is compared with the existing tangible assets at reasonable intervals and appropriate action is taken with respect to any material differences, (v) segregating duties for cash deposits, cash reconciliation, cash payment, proper approval is established, and (vi) no personal assets or bank accounts of the employees, directors, officers are mingled with the corporate assets or corporate bank account, and no Group Company uses any personal bank accounts of any employees, directors, officers thereof during the operation of the business.

11.9                                 Non-compete.

(i)                                     Unless the Majority Investors otherwise consent in writing, (a) each Principal shall devote his or her full time and attention to the business of the Group Companies and will use his or her best efforts to develop the business and interests of such entities until (i) the third anniversary of the consummation of the Qualified IPO, or (ii) the third anniversary of a Deemed Liquidation Event, whichever is earlier, unless his/her earlier resignation or an alternative arrangement is approved by the Majority Investors,  (b) the Company and each Principal shall make his reasonable endeavor to ensure each Key Employee devote his or her full time and attention to the business of the Group Companies and will use his or her best efforts to develop the business and interests of such entities until (i) the second anniversary of the consummation of the Qualified IPO, or (ii) the second anniversary of a Deemed Liquidation Event, whichever is earlier, unless his/her earlier resignation or an alternative arrangement is approved by the Majority Investors, and (c) so long as such Principal and/or Key Employee is a director, officer, employee or a direct or indirect holder of Equity Securities of a Group Company and for two (2) years after such Principal and/or Key Employee is no longer a director, officer, employee or a direct or indirect holder of Equity Securities of a Group Company, or so long as each Holding Company is a direct or indirect holder of Equity Securities of a Group Company or has the right to appoint any director, officer, manager to the Group Companies, such Principal and/or Key Employee shall not, and shall cause his Affiliate or Associate not to, directly or indirectly, (i) own, manage, engage in, operate, control, work for, consult with, render services for, do business with, maintain any interest in (proprietary, financial or otherwise) or participate in the ownership, management, operation or control of, any business, whether in corporate, proprietorship or partnership form or otherwise, that directly or indirectly competes with the Group Companies (a “Restricted Business”); provided, however, that the restrictions contained in this clause (i) shall not restrict the acquisition by such Principal and/or Key Employee, directly or indirectly, of less than 1% of the outstanding share capital of any publicly traded company engaged in a Restricted Business, (ii) solicit any Person who is or has been at any time a customer of the Group for the purpose of offering to such customer goods or services similar to or competing with those offered by any Group Company, or canvass or solicit any Person who is or has been at any time a supplier or licensor or customer of any Group Company for the purpose of inducing any such Person to terminate its business relationship with such Group Company, or (iii) solicit or entice away or endeavour to solicit or entice away any director, officer, consultant or employee of any Group Company.

(ii)                                  The Principals, and shall make their respective best endeavor to ensure each Key Employee expressly agree that the limitations set forth in this Section are reasonably tailored and reasonably necessary in light of the circumstances.  Furthermore, if any provision of this Section is more restrictive than permitted by the Laws of any jurisdiction in which a Party seeks enforcement thereof, then this Section will be enforced to the greatest extent permitted by Law.  Each of the undertakings contained in this Section shall be enforceable by each Group Company and the Investors separately and independently of the right of the other Group Companies and the other Investors.

11.10                          No Avoidance; Voting Trust.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, and the Company will at all times in good faith assist and take action as appropriate in the carrying out of all of the provisions of this Agreement.  Each holder of Shares agrees that it shall not enter into any other agreements or arrangements of any kind with respect to the voting of any Shares or deposit any Shares in a voting trust or other similar arrangement.

11.11                          United States Tax Matters.

(i)                                     None of the Group Companies will take any action inconsistent with its treatment of the Company as a corporation for US federal income tax purposes or elect to be treated as an entity other than a corporation for US federal income tax purposes.

(ii)                                  The Company shall use, and shall cause each of its Subsidiaries to use, its best efforts to arrange its management and business activities in such a way that the Company and each of its Subsidiaries are not treated as residents for tax purposes, or is otherwise subject to income tax in, a jurisdiction other than the jurisdiction in which they have been organized.

(iii)                               The Company shall use its best effort to avoid future status of the Company or any of its Subsidiaries as a PFIC.  Upon written request of a holder of Preferred Shares, within forty-five (45) days from the end of such taxable year of the Company, the Company shall determine, in consultation with a reputable accounting firm, whether the Company or any of its Subsidiaries was a PFIC in such taxable year (including whether any exception to PFIC status may apply).  If the Company determines that the Company or any of its Subsidiaries was a PFIC in such taxable year (or if a Governmental Authority or an Investor informs the Company that it has so determined), it shall, within sixty (60) days from the end of such taxable year, provide the following information to each holder of Preferred Shares that is a United States Person (“Direct US Investor”) and each United States Person that holds either direct or indirect interest in such holder (“Indirect US Investor”) (hereinafter, collectively referred to as a “PFIC Shareholder”): (i) all information reasonably available to the Company to permit such PFIC Shareholder to (a) accurately prepare its US tax returns and comply with any other reporting requirements , if any, arising from its investment in the Company and relating to the Company or any of its Subsidiaries’ classification as a PFIC and (b) make any election (including, without limitation, a “qualified electing fund” election under Section 1295 of the Code), with respect to the Company (or any of its Subsidiaries); and (ii) a completed “PFIC Annual Information Statement” as described under Treasury Regulation Section 1.1295-1(g).  The Company shall be required to provide the information described above to an Indirect US Investor only if the relevant holder of Preferred Share requests in writing that the Company provide such information to such Indirect US Investor.

(iv)                              Each of the Principals and Holding Companies represents that such Person is not a United States Person and such Person is not owned, wholly or in part, directly or indirectly, by any United States Person.  Each of the Principals and Holding Companies shall provide prompt written notice to the Company of any subsequent change in its United States Person status.  The Company shall use its best efforts to avoid future status of the Company or any of its Subsidiaries as a Controlled Foreign Company (the “CFC”).  Upon written request of a holder of Preferred Shares from time to time, the Company will promptly provide in writing such information concerning its shareholders and the direct and indirect interest holders in each shareholder sufficient for such holder of Preferred Shares to determine whether the Company is a CFC.  In the event that the Company does not have in its possession all the information necessary for the holder of Preferred Shares to make such determination, the Company shall promptly procure such information from its shareholders.  The Company shall, (i) upon written request of a holder of Preferred Shares, furnish on a timely basis all information requested by such holder to satisfy its (or any Indirect US Investor’s) US federal income tax return filing requirements, if any, arising from its investment in the Company and relating to the Company or any of its Subsidiaries’ classification as a CFC.  The Company and each of its Subsidiaries shall use their best efforts to avoid generating for any taxable year in which the Company or any of its Subsidiaries is a CFC, income that would be includible in the income of such holder of Preferred Shares (or any Indirect US Investor) pursuant to Section 951 of the Code.

(v)                                 The Company shall comply and shall cause each of its Subsidiaries to comply with all record-keeping, reporting, and other requirements that a holder of Preferred Shares inform the Company are necessary to enable such holder to comply with any applicable US tax rules.  The Company shall also provide each holder of Preferred Shares with any information reasonably requested by such holder of Preferred Shares to enable such holder to comply with any applicable US tax rules.

(vi)                              The cost incurred by the Company in providing the information that it is required to provide, or is required to cause to be provided, and the cost incurred by the Company in taking the action, or causing the action to be taken, as described in this Section 11.11 shall be borne by the Company.

11.12                          Confidentiality.

(i)     The terms and conditions of the Transaction Documents (collectively, the “Confidential Information”), including their existence, shall be considered confidential information and shall not be disclosed by any of the Parties to any other Person except that (i) each Party, as appropriate, may disclose any of the Confidential Information to its current or bona fide prospective investors, prospective permitted transferees, employees, investment bankers, lenders, accountants and attorneys, in each case only where such Persons are under appropriate nondisclosure obligations; (ii) the Preferred Shares Investors may disclose any of the Confidential Information to its fund manager and the employees thereof so long as such Persons are under appropriate nondisclosure obligations; and (iii) if any Party is requested or becomes legally compelled (including without limitation, pursuant to any stock exchange rules or Laws related to securities) to disclose the existence or content of any of the Confidential Information in contravention of the provisions of this Section, such Party shall promptly provide the other Parties with written notice of that fact so that such other Parties may seek a protective order, confidential treatment or other appropriate remedy and in any event shall furnish only that portion of the information that is required under the applicable Laws and/or regulations.  Notwithstanding the foregoing, the Company and the Investors shall have the right to make a public announcement about the closing of the transaction contemplated in the Purchase Agreement by disclosing the total financing amount, the name of the Investors, the date of Closing, and other information which may be agreed by the Company and the Investors in writing.

(ii)  The provisions of this Section shall terminate and supersede the provisions of any separate nondisclosure agreement executed by any of the Parties hereto with respect to the transactions contemplated hereby, including without limitation, any term sheet, letter of intent, memorandum of understanding or other similar agreement entered into by the Company and the Investors in respect of the transactions contemplated hereby.

11.13                          Anti-Corruption.  The Company represents that it shall not, and shall not permit any of its Subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-US Official, in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable Laws related to anti-bribery or anti-corruption.  The Company further represents that it shall, and shall cause each of its Subsidiaries and Affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its Subsidiaries or Affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable Laws related to anti-bribery or anti-corruption.  The Company further represents that it shall, and shall cause each of its Subsidiaries and Affiliates to, maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable Laws related to anti-bribery or anti-corruption.

11.14                          Excluded Opportunity. The Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, or in being informed about, an Excluded Opportunity.  The Company acknowledges that the Investors and their affiliates, members, equity holders, director representatives, partners, employees, agents and other related persons are engaged in the business of investing in private and public companies in a wide range of industries, including the industry segment in which the Company operates (the “Company Industry Segment”).  Accordingly, the Company and the Investors hereby acknowledge and agree that a Covered Person shall:

(i)                                     have no obligation or duty (contractual or otherwise) to the Company to refrain from participating as a director, Investors or otherwise with respect to any company or other person or entity that is engaged in the Company Industry Segment or is otherwise competitive with the Company, and

(ii)                                  in connection with making investment decisions, to the fullest extent permitted by Law, have no obligation or duty (contractual or otherwise) to the Company to refrain from using any information, including, but not limited to, market trend and market data, which comes into such Covered Person’s possession, whether as a director or, or Investors in, the Company or otherwise.

11.15                          Waiver from Sequoia. Sequoia IV agrees that, any and all of the rights and remedies that Sequoia IV may be entitled to under the Series B Purchase Agreement in connection with the Company’s failure to complete or perform the covenants set forth in Sections 8.9 and 8.10 of such Series B Purchase Agreement shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against the Company or any other parties thereto shall be unconditionally and irrevocably released. Max Honest Limited agrees that, any and all of the rights and remedies that Max Honest Limited may be entitled to under the Sequoia’s Series C Purchase Agreement in connection with the Company’s failure to complete or perform the covenants set forth in Sections 8.6 to 8.8 of the Sequoia’s Series C Purchase Agreement shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against the Company or any other parties thereto shall be unconditionally and irrevocably released. Sequoia agrees and shall cause Beijing Sequoia Shengde Equity Investment Center (Limited Partnership) (北京红杉盛德股权投资中心（有限合伙）) (“Sequoia Shengde”) to agree that, any and all of the rights and remedies that any of Sequoia and Sequoia Shengde may be entitled to under the Capital Increase Agreement as of the Closing in connection with any Group Company’s failure to complete or perform the covenants set forth in the Sections 3.1, 3.3 and 3.4 of the Capital Increase Agreement prior to the Closing shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against any Group Company or any other parties thereto with respect to such failure shall be unconditionally and irrevocably released; Sequoia agrees that, any breach or violation of the covenants set forth in the Sections 3.1, 3.3 and 3.4 of the Capital Increase Agreement by any Group Company (if any) prior to and as of the Closing would not be deemed as an Redemption Event as defined in the Memorandum and Articles, and Sequoia would not exercise its Redemption Rights accordingly. Furthermore, Sequoia agrees that Sections 3.1, 3.3 and 3.4 of the Capital Increase Agreement should be no longer applied and enforced, providing that (i) once the Captive Structure is terminated by the Group Companies, the validity of Sections 3.1, 3.3 and 3.4 of the Capital Increase Agreement shall be recovered; (ii) once Sequoia fails to complete ODI Filings or Sequoia fails to pay any amount of the repayment received from the Domestic Company due to any limitation by applicable laws, regulations or requirements (the “Foreign Exchange Restriction”), the validity of Section 3.1 of the Capital Increase Agreement shall be recovered. In such event, Sequoia Shengde or any party designated by Sequoia shall be registered with the relevant Governmental Authorities to become a shareholder of the Domestic Company and execute relevant Cooperation Documents with the WFOE and the Domestic Company. The Parties hereby acknowledge and undertakes that, if the Foreign Exchange Restriction is no longer imposed by the relevant authorities, Sequoia shall have the right to continue ODI Filings and the Company, the Principals and the Holders shall continue to cooperate with Sequoia to complete the ODI Filings in accordance with the provisions under Section 11.21.

11.16                 Waiver from Trustbridge, Main Access and Telstra Fund II. Each of Trustbridge, Main Access and Telstra Fund II agrees that, any and all of the rights and remedies that Trustbridge, Main Access or Telstra Fund II may be entitled to under the Series C Purchase Agreement in connection with the Company’s failure to complete or perform the covenants set forth in Sections 8.6, 8.7 and 8.9 to 8.12 of the Series C Purchase Agreement shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against the Company or any other parties thereto shall be unconditionally and irrevocably released. The Company shall complete equity pledge registration and lease registration in accordance with the provisions of the Purchase Agreement.

11.17                 Waiver from Trustbridge, Main Access and Telstra. Each of Trustbridge, Main Access and Telstra agrees that, any and all of the rights and remedies that Trustbridge, Main Access or Telstra may be entitled to under the Series D Purchase Agreement in connection with the Company’s failure to complete or perform the covenants set forth in Sections 8.6 (Equity Pledge Registration) and 8.9 (Lease Registration) of the Series D Purchase Agreement shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against the Company or any other parties thereto shall be unconditionally and irrevocably released. The Company shall complete equity pledge registration and lease registration in accordance with the provisions of the Purchase Agreement.

11.18                 Waiver from Prospect Avenue Capital, Vitalbridge Fund I, L.P. and Sequoia Capital CV IV Holdco, Ltd. Each of Prospect Avenue Capital, Vitalbridge Fund I, L.P. and Sequoia Capital CV IV Holdco, Ltd. agrees that, any and all of the rights and remedies that Prospect Avenue Capital, Vitalbridge Fund I, L.P. and Sequoia Capital CV IV Holdco, Ltd. may be entitled to under the Series E Purchase Agreement in connection with the Company’s failure to complete or perform the covenants set forth in Sections 8.7 (Equity Pledge Registration) and 8.10 (Lease Registration) of the Series E Purchase Agreement shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against the Company or any other parties thereto shall be unconditionally and irrevocably released. The Company shall complete equity pledge registration and lease registration in accordance with the provisions of the Purchase Agreement.

11.19                 Waiver from PEL. PEL agrees that, any and all of the rights and remedies that PEL and its Affiliates may be entitled to under the Series E-1 Purchase Agreement in connection with the Company’s failure to complete or perform the covenants set forth in Sections 8.7 (Equity Pledge Registration) and 8.10 (Lease Registration) of the Series E-1 Purchase Agreement shall be unconditionally and irrevocably waived and relinquished and any and all claims thereunder against the Company or any other parties thereto shall be unconditionally and irrevocably released. The Company shall complete equity pledge registration and lease registration in accordance with the provisions of the Purchase Agreement.

11.20                 Waiver from Existing Shareholders.  Each of the existing shareholders of the Company immediately prior to the Closing, agrees to, waive its pre-emptive rights, rights of first refusal and other similar rights, if any, that it might have under the Company’s the Memorandum and Articles and/or any agreement that the Company and such the existing shareholder are bound to observe, in respect of the Company’s issuance of and the Preferred Shares Investors’ purchase of the Series F Preferred Shares, the Company’s issuance of and the CVC’s purchase of the CVC Warrant, and the Company’s issuance of and the CVC’s purchase of Series F Preferred Shares in accordance with the Purchase Agreement.

11.21                 Sequoia’s Adjustment to Tax Basis.  Subject to compliance with the applicable Laws or as otherwise determined by relevant Governmental Authorities, the Company and the Principals acknowledge and confirm that, after the closing date as set forth in the Sequoia’s Series C Purchase Agreement, Sequoia or its Affiliates shall be entitled to apply the entire amount that corresponds to the relevant purchase price for the registered capital of the Domestic Company paid by Sequoia Shengde pursuant to the Capital Increase Agreement, i.e., RMB equivalent of US$35,000,000, to Sequoia or its Affiliates’ tax basis of Series C Preferred Shares held by Sequoia or its Affiliates in the equity of the Company (“Sequoia’s Adjustment to Tax Basis”), provided that Sequoia or any of its Affiliates may only apply such purchase price for the registered capital of the Domestic Company as the tax basis for either all Series C Preferred Shares held by Sequoia or its Affiliates in the Company as of the Effective Date or the registered capital of the Domestic Company as stated in the Capital Increase Agreement but not both, in the relevant filings with the tax authorities in the applicable jurisdictions.  Subject to the applicable Laws or requirements by the relevant Governmental Authorities, the Company and the Principals shall take all necessary actions to ensure the implementation and completion of Sequoia’s Adjustment to Tax Basis, including but not limited to, (i) cause the then existing shareholders of the relevant Group Company to adopt, by unanimous written consent, resolutions approving Sequoia’s Adjustment to Tax Basis and all transactions solely for the purpose of effecting such adjustment, (ii) cause the then existing shareholders of the relevant Group Company to waive each shareholder’s preemptive rights, right of first refusal, right of first offer, anti-dilution right and any similar right that the then shareholders may have with respect to any transaction solely for the purpose of and to the extent required for effecting Sequoia’s Adjustment to Tax Basis, and (iii) execute and deliver all necessary documents or take all necessary actions to effect the transactions solely for the purpose of effecting Sequoia’s Adjustment to Tax Basis.

11.22                 Most Favored Investors. The Warrantors (as defined in Purchase Agreement) acknowledges and agrees that, upon the Closing, the terms and conditions extended to any holders of the Series F Preferred Shares shall be no less favourable than the rights, powers, privileges, and preferences enjoyed by any other shareholders of the Company (including any new shareholder of the Company who purchases Equity Securities of the Company within a year following CVC exercising the CVC Warrant at a price no more than the Purchase Price) unless expressly stated elsewhere in the Transaction Documents and under the respective Prior Purchase Agreements with respect to the issuance of the Preferred Shares (other than the Series F Preferred Shares).

11.23        CVC’s ODI Filings. The Parties hereby acknowledge and undertake that all the Parties shall use their best effort to cooperate with CVC to exercise the CVC Warrant and complete ODI Filings with the competent MOFCOM, the competent counterpart of NDRC, and SAFE in connection with its investment in the Company as contemplated under the Transaction Documents in accordance with the terms of such Transaction Documents.

11.24        CVC’s rights and obligations as an Investor.  The Parties agree and acknowledge that, upon the exercise of the CVC Warrant, CVC will become an Investor hereof and be entitled to all rights and privileges and subject to all obligations of an Investor holding any Series F Share under this Agreement, as if CVC were an original party hereto. Each Principal hereby agrees and covenants that CVC shall have the right to exercise its rights under the CVC Warrant pursuant to the terms thereof, and that upon the exercise of its rights under the CVC Warrant, the terms and conditions extended to CVC shall be the same to that enjoyed by any other Series F Investor in accordance with this Agreement and other Transaction Agreements, including without limitation, the right of registration under Section 2, Section 3, Section 4, Section 5 and Section 6, in proportion to their respective shareholding percentages in the Company. Notwithstanding anything to the contrary set forth herein, CVC and other Parties acknowledge and agree that, all of the rights and privileges entitled to CVC shall be automatically terminated and have no force or effect upon the termination, cancelation or lapse of the CVC Warrant so long as CVC has not exercised the CVC Warrant by then.

11.25                 Restricted Persons.

(i)                                     Notwithstanding anything to the contrary contained in the Transaction Documents, so long as Tencent holds no less than 5,899,843 Shares, or such number of Shares as appropriately adjusted for or derived from such Shares following any share split, share division, share combination, share dividend or similar events, unless approved by Tencent in advance in writing, (i) neither any Group Company nor any of the holders of the Equity Securities of such Group Company shall permit such Group Company to; and (ii) none of the holders of the Equity Securities of any Group Company shall, take, permit to occur, approve, authorize, or agree or commit to do any of the actions set forth in subsection (a) and/or (b) below:

(a)                                 the direct or indirect issuance of any Equity Securities of such Group Company to any Restricted Person;

(b)                                 the direct or indirect initiation of any Trade Sale with any Restricted Person.

(ii)                                  Notwithstanding anything to the contrary in the Transaction Documents, unless approved by Tencent in advance in writing, the Principals and the holders of the Equity Securities of any Group Company (excluding the Investors and CVC) shall not directly or indirectly transfer any Equity Securities of such Group Company to any Restricted Person.

(iii)                               Notwithstanding anything to the contrary in the Transaction Documents, so long as Tencent holds no less than 5,899,843 Shares, or such number of Shares as appropriately adjusted for or derived from such Shares following any share split, share division, share combination, share dividend or similar events, in the event that any Investor and/or CVC directly or indirectly transfers any of the Equity Securities of any Group Company owned by it to any Restricted Person (so long as such transfer would not result in any Trade Sale), such proposed transfer shall not require the approval of Tencent in advance in writing, but Tencent shall have the right (but not the obligation) of first refusal to purchase all or any portion of such Equity Securities of the Group Company, in which case the procedures of Section 2.2 of Right of First Refusal & Co-Sale Agreement (other than Section 2.2(iv) thereof) shall apply mutatis mutandis in respect of such proposed transfer, provided that notwithstanding anything set forth in the First Refusal & Co-Sale Agreement, in case Tencent decides to exercise its right of first refusal under this Section 11.25(iii), Tencent shall complete the payment for such Equity Securities to be purchased within thirty (30) days following the receipt of the Transfer Notice (as defined in the First Refusal & Co-Sale Agreement) unless otherwise agreed by Tencent and the transferor.

12.                               Miscellaneous.

12.1                        Termination.  This Agreement shall terminate upon mutual consent of the Parties hereto.  Notwithstanding the foregoing, the provisions of Sections 7, 8, 9, 10, and 11 (except for Section 11.9) shall automatically terminate on the earliest of the consummation of (i) the IPO, or (ii) a liquidation, dissolution, winding up of the Company, or a Deeded Liquidation Event as duly approved in accordance with Memorandum and Articles.  If this Agreement terminates, the Parties shall be released from their obligations under this Agreement, except in respect of any obligation stated, explicitly or otherwise, to continue to exist after the termination of this Agreement (including without limitation those under Section 11.12, Section 12.4 and Section 12.5).  If any Party breaches this Agreement before the termination of this Agreement, it shall not be released from its obligations arising from such breach on termination.

12.2                        Further Assurances.  Upon the terms and subject to the conditions herein, each of the Parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done, to execute such further instruments, and to assist and cooperate with the other Parties hereto in doing, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.  Each Principal irrevocably agrees to cause his/her respective Holding Company to perform and comply with all of its respective covenants and obligations under this Agreement.

12.3                        Assignments and Transfers; No Third Party Beneficiaries.

Except as otherwise provided herein, this Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party.  Subject to the terms of the Right of First Refusal & Co-Sale Agreement and the Section 12.3(ii) hereof, the rights of any of the Investors hereunder (including, without limitation, registration rights) are assignable to an Affiliate, or a third party (other than to the competitors, and the Competitors List of such competitors is provided in Schedule C of the Right of First Refusal & Co-Sale Agreement) in connection with the transfer of Equity Securities of the Company held by such Investor or the Warrant Holder but only to the extent of such transfer and provided that such transferee agrees in writing to be subject to the terms of the Transaction Documents.  This Agreement and the rights and obligations of each other Party hereunder shall not otherwise be assigned without the mutual written consent of the other Parties except as expressly provided herein.

12.4                        Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the Hong Kong as to matters within the scope thereof, without regard to principles of conflict of laws thereunder.

12.5                        Dispute Resolution.

(i)                                     Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination, validity or invalidity thereof, shall be referred to arbitration upon the demand of either party to the dispute with notice (the “Arbitration Notice”) to the other.

(ii)                                  The Dispute shall be settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Arbitration Notice is submitted in accordance with the HKIAC Rules. There shall be three (3) arbitrators. The claimant in the Dispute shall choose one (1) arbitrator, and the respondent shall choose one (1) arbitrator. The HKIAC Council shall select the third arbitrator, who shall be qualified to practice law in Hong Kong. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the arbitration notice set forth in Section 12.5(i) above is given, the relevant appointment shall be made by the HKIAC Council.

(iii)                               The arbitral proceedings shall be conducted in English.  To the extent that the HKIAC Rules are in conflict with the provisions of this Section, including the provisions concerning the appointment of the arbitrators, the provisions of this Section shall prevail.

(iv)                              Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party.

(v)                                 The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(vi)                              The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive Laws of Hong Kong (without regard to principles of conflict of laws thereunder) and shall not apply any other substantive Law.

(vii)                           Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(viii)                        During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

12.6                        Notices.  Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address of the relevant Party as shown on Schedule D (or at such other address as such Party may designate by fifteen (15) days’ advance written notice to the other Parties to this Agreement given in accordance with this Section).  Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a written confirmation of delivery, and to have been effected at the earlier of (i) delivery (or when delivery is refused) and (ii) expiration of two (2) Business Days after the letter containing the same is sent as aforesaid.  Where a notice is sent by fax or electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid, if such day is a Business Day and if sent during normal business hours of the recipient, otherwise the next Business Day.  Notwithstanding the foregoing, to the extent a “with a copy to” address is designated, notice must also be given to such address in the manner above for such notice, request, consent or other communication hereunder to be effective.

12.7                        Expenses.  If any action at Law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

12.8                        Rights Cumulative; Specific Performance.  Each and all of the various rights, powers and remedies of a Party hereto will be considered to be cumulative with and in addition to any other rights, powers and remedies which such Party may have at Law or in equity in the event of the breach of any of the terms of this Agreement.  The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such Party.  Without limiting the foregoing, the Parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

12.9                        Successor Indemnification.  If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Memorandum and Articles, or elsewhere, as the case may be.

12.10                 Severability.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

12.11                 Amendments and Waivers.  Unless otherwise contemplated under Section 12.27, any provision in this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) the Company; (ii) the Majority Investors; and (iii) Persons holding at least a majority of the Ordinary Shares, which are directly or indirectly held by (1) the Principals who are then employees of the Group Companies and (2) their Holding Companies; provided, however, that (1) no amendment or waiver shall be effective or enforceable in respect of a Principal, a Holding Company or a holder of any Shares (other than Class A Ordinary Shares) of the Company if such amendment or waiver affects such Principal, Holding Company or holder, respectively, essentially and adversely differently from the other Principals, Holding Companies, holders of any Shares (other than Class A Ordinary Shares), respectively, unless such Principal, Holding Company, or holder consents in writing to such amendment or waiver, and (2) any provision that specifically and expressly gives a class right to the holder(s) of Preferred Shares shall not be amended or waived without the prior written consent of the Majority Investors.  Notwithstanding the foregoing, any Party hereunder may waive any of its/his rights hereunder without obtaining the consent of any parties.  Any amendment or waiver effected in accordance with this Section shall be binding upon all the Parties hereto.

12.12                 No Waiver.  Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

12.13                 Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

12.14                 No Presumption.  The Parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived.  If any claim is made by a Party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any Party or its counsel.

12.15                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile or e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

12.16                 Entire Agreement.  This Agreement (including the Exhibits hereto) and the other Transaction Documents constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof, and supersedes all other agreements between or among any of the Parties with respect to the subject matter hereof.

12.17                 Control.  In the event of any conflict between any of the terms of this Agreement and any of the terms of any of the Charter Documents for any of the Group Companies, or in the event of any dispute related to any such Charter Document, the terms of this Agreement shall control as among the Parties to this Agreement, and the Parties agree to take all actions necessary or advisable, as promptly as practicable after the discovery of such conflict, to amend the Charter Document so as to eliminate such conflict.

12.18                 Aggregation of Shares.  All Shares held or acquired by any Affiliates shall be aggregated together for the purpose of determining the availability of any rights of the Preferred Shares Investors under this Agreement.

12.19                 Adjustments for Share Splits, Etc.  Wherever in this Agreement there is a reference to a specific number of Shares of the Company, then, upon the occurrence of any subdivision, combination or share dividend of the relevant class or series of the Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted, as appropriate, to reflect the effect on the outstanding shares of such class or series of Shares by such subdivision, combination or share dividend.

12.20                 Grant of Proxy.  Upon the failure of any Principal or Holding Company to vote the Equity Securities of the Company held thereby, to implement the provisions of and to achieve the purposes of this Agreement, such Principal or Holding Company hereby grants to a Person designated by the Company a proxy coupled with an interest in all Equity Securities of the Company held by such Principal or Holding Company, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section is amended to remove such grant of proxy in accordance with Section 12.20 hereof, to vote all such Equity Securities to implement the provisions of and to achieve the purposes of this Agreement.

12.21                 Use of English Language.  This Agreement has been executed and delivered in the English language.  Any translation of this Agreement into another language shall have no interpretive effect.  All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes thereof.

12.22                 No Use of Name.

(i)                                     Without the prior written consent of the relevant Preferred Shares Investor or Warrant Holder, Company shall not use, publish, or reproduce the name of such Preferred Shares Investor or Warrant Holder or any similar name, trademark or logo in any manner, context or format (including references on or links to websites, in press releases, or in other public announcements.)

(ii)                                  Without the prior written consent of Mirae, the Group Companies, their shareholders (excluding Mirae) shall not use, publish or reproduce the name “Mirae Asset” or any similar name, trademark or logo in any of their marketing, advertising or promotion materials or otherwise for any marketing, advertising or promotional purposes. Without the written approval of Mirae, the Group Companies, their shareholders (excluding Mirae), shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement or Mirae’s subscription of Equity Securities of the Company.

12.23                 Joint and Several Liability. The Company shall cause the Group Companies to carry out all their obligations and responsibilities under the Transaction Documents and such Group Companies shall bear joint and several liability hereunder

12.24                 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor and Warrant Holder under this Agreement are several and not joint, and no Investor or Warrant Holder is responsible in any way for the performance or conduct of any other Investor or Warrant Holder in connection with the transactions contemplated hereby.  Nothing contained herein and no action taken by any Investor and Warrant Holder pursuant hereto, shall be or shall be deemed to constitute a partnership, association, joint venture, or joint group with respect to the Investors and Warrant Holders.  Each Investor and Warrant Holder agrees that no other Investor has acted as an agent for such Investor in connection with the transactions contemplated hereby.

12.25                 Shareholders Agreement to Prevail.  If and to the extent that there are inconsistencies between the provisions of this Agreement and those of the Memorandum and Articles, the terms of this Agreement shall prevail.

12.26                 Amendment and Restatement of Prior Agreement.  Upon the execution of this Agreement, the Prior Agreement is hereby amended and restated in its entirety as set forth herein and all provisions of rights granted and covenants made in the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force and effect, and shall be superseded and replaced with the rights, covenants and obligations hereunder.

12.27                 Joinder by Series F Investors.  Notwithstanding anything set forth herein, in case the Closing of any Series F Investor (as defined under the Purchase Agreement) occurs later than the date of this Agreement, such Series F Investor at its Closing may execute and deliver a counterpart signature page to this Agreement to become a party to this Agreement as of the date it executes and delivers such counterpart signature page, without further action by any Party, in which case (A) such Series F Investor (other than CVC) shall be deemed as and have all the rights and obligations of an “Investor”, the holder of Series F Preferred Shares  and a party under this Agreement as if it had executed this Agreement, and all schedules and exhibits hereto shall, where applicable, be updated to reflect such Series F Investor as a party hereto without the need to amend this Agreement, (B) CVC shall be deemed as and have all the rights and obligations of a “Warrant Holder” and a party under this Agreement as if it had executed this Agreement, and all schedules and exhibits hereto shall, where applicable, be updated to reflect such subscriber as a party hereto without the need to amend this Agreement.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Cloopen Group Holding Limited

By:	/s/ SUN Changxun
Name:	SUN Changxun
Title:	Director

Cloopen Limited (云通讯（香港）有限公司)

By:	/s/ SUN Changxun /s/ Seal
Name:	SUN Changxun
Title:	Director

Anxun Guantong (Beijing) Technology Co., Ltd. (安迅冠通（北京）科技有限公司)

By:	/s/ SUN Changxun /s/ Seal
Name:	SUN Changxun
Title:	Legal Representative

Beijing Ronglian Yitong Information Technology Co. Ltd. (北京容联易通信息技术有限公司)

By:	/s/ SUN Changxun /s/ Seal
Name:	SUN Changxun
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Beijing Jianhongzhou Information Technology Co., Ltd. (北京健鸿舟信息技术有限公司)

By:	/s/ LI Hao /s/ Seal
Name:	LI Hao
Title:	Legal Representative

Beijing Ronglian Jiechang Information Technology Co., Ltd. (北京容联捷畅信息技术有限公司)

By:	/s/ LI Hao /s/ Seal
Name:	LI Hao
Title:	Legal Representative

Beijing Huiya Huanyu Information Technology Co., Ltd. (北京汇亚环宇信息技术有限公司)

By:	/s/ LUO Cheng /s/ Seal
Name:	LUO Cheng
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Beijing Zhonghong Digital Technology Co., Ltd. (北京中鸿数联科技有限公司)

By:	/s/ LI Hao /s/ Seal
Name:	LI Hao
Title:	Legal Representative

Zhejiang Yunpai Network Technology Co., Ltd. (浙江云派网络科技有限公司)

By:	/s/ HAN Dong /s/ Seal
Name:	HAN Dong
Title:	Legal Representative

Beijing Ronglian Qimo Technology Co., Ltd. (北京容联七陌科技有限公司)

By:	/s/ CHEN Guang /s/ Seal
Name:	CHEN Guang
Title:	Legal Representative

Hangzhou Xiaojing Technology Co., Ltd. (杭州啸京科技有限公司)

By:	/s/ HAN Dong /s/ Seal
Name:	HAN Dong
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shanxi Yibo Yuntian Technology Information Co., Ltd. (山西易博云天科技信息有限公司)

By:	/s/ HAN Dong /s/ Seal
Name:	HAN Dong
Title:	Legal Representative

Henan Xiaohe Network Technology Co., Ltd. (河南小荷网络科技有限公司)

By:	/s/ YANG Xiaodong /s/ Seal
Name:	YANG Xiaodong
Title:	Legal Representative

Beijing Ruiyin Communication Technology Co., Ltd. (北京锐音通信技术有限公司)

By:	/s/ HAN Dong /s/ Seal
Name:	HAN Dong
Title:	Legal Representative

Wuhan Ronglian Yuntong Information Technology Co., Ltd. (武汉容联云通信息技术有限公司)

By:	/s/ SUN Changxun /s/ Seal
Name:	SUN Changxun
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Beijing Baiyi High-Tech Information Technology Co., Ltd. (北京百益高科信息技术有限公司)

By:	/s/ WANG Lijun /s/ Seal
Name:	WANG Lijun
Title:	Legal Representative

Guizhou Rongxun Information Technology Co., Ltd.(贵州容迅信息技术有限公司)

By:	/s/ XU Zhiqiang /s/ Seal
Name:	XU Zhiqiang
Title:	Legal Representative

Guangzhou Yunyi Hulian Technology Co., Ltd. (广州云易互联科技有限公司)

By:	/s/ XIA Bin /s/ Seal
Name:	XIA Bin
Title:	Legal Representative

Henan Junda Network Technology Co., Ltd. (河南俊达网络科技有限公司)

By:	/s/ GU Cheng /s/ Seal
Name:	GU Cheng
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Beijing Ronglian Huitong Information Technology Co., Ltd.（北京容联汇通信息技术有限公司）

By:	/s/ SUN Changxun /s/ Seal
Name:	SUN Changxun
Title:	Legal Representative

Beijing Ronglian Guanghui Technology Co., Ltd.（北京容联光辉科技有限公司）

By:	/s/ SUN Changxun /s/ Seal
Name:	SUN Changxun
Title:	Legal Representative

Shenzhen Zhongtian Wangjing Technology Co., Ltd.（深圳市中天网景科技有限公司）

By:	/s/ DENG Muchao /s/ Seal
Name:	DENG Muchao
Title:	Legal Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

The undersigned acknowledge that (i) before entering into this Agreement they have had the opportunity to consult with an attorney and tax advisor of their choice and are not relying on any counsel or advisor of the Investors, (ii) no promises or representations have been made to any of them by any Person to induce them to enter into this Agreement other than the express terms set forth herein, and (iii) each of them has read this Agreement and understands all of its terms.

签字人在此确认：(i)在签署本协议之前，其有机会向其自行选择的律师和税务顾问进行咨询，并未依赖任何投资人的律师或顾问的意见；(ii)除本协议的明示规定的各项条款外，任何人未曾向其做出承诺或陈述以诱使其签署本协议；及(iii)其已阅读本协议并理解本协议的全部条款。

PRINCIPALS:

/s/ SUN Changxun (孙昌勋)
SUN Changxun (孙昌勋)

/s/ LI Xiaoguang (李晓光)
LI Xiaoguang (李晓光)

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

HOLDING COMPANIES:

Cloopen Co., Ltd

By:	/s/ SUN Changxun
Name:	SUN Changxun
Title:	Director

Wisdom Legend Investment Limited

By:	/s/ LI Xiaoguang
Name:	LI Xiaoguang
Title:	Director

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Kastle Limited

By:	/s/ Shuojun Huang
Name:	Shuojun Huang
Title:

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Will Hunting Capital Fund I, L.P.

By:	/s/ Xinguang Wang
Name:	Xinguang Wang
Title:

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Future Innovation Fund LP

By:	/s/ Ya LI
Name:	Ya LI
Title:	Authorized signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Foley Square Investment Limited

By:	/s/ Ming LIAO
Name:	Ming LIAO
Title:

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

WHC Vfine LTD

By:	/s/ Xinguang Wang
Name:	Xinguang Wang
Title:

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

PRAISING EASE LIMITED
(頌康有限公司)

By:	/s/ LI Yu /s/ Seal
Name:	LI Yu
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Main Access Limited

By:	/s/ LI Wenjin
Name:	LI Wenjin
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Sequoia Capital CV IV Holdco, Ltd.

By:	/s/ Ip Siu Wai Eva
Name:	Ip Siu Wai Eva
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Max Honest Limited

By:	/s/ Lianqing Zhang
Name:	Lianqing Zhang
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Trustbridge Partners V, L.P.

By:	/s/ Lin Ning David
Name:	Lin Ning David
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Telstra Ventures Fund II, L.P.

By: T Ventures Fund II GP, L.P. (acting by its sole general partner, T Ventures Fund II GP, Ltd.)
Its: Sole General Partner

By:	/s/ Tom Chamberlain
Name:	Tom Chamberlain
Title:	Director

Address:	North Suite 2, Town Mills
Rue du Pre, St. Peter Port
Guernsey, GU1 1LT

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

TELSTRA VENTURES FUND II SIDECAR, L.P.

By: T Ventures Fund II GP, L.P. (acting by its sole general partner, T Ventures Fund II GP, Ltd.)
Its: Sole General Partner

By:	/s/ Tom Chamberlain
Name:	Tom Chamberlain
Title:	Director

Address:	North Suite 2 Town Mills
Rue du Pre
St Peter Port
GUERNSEY GY1 1LT

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Prospect Avenue Capital Limited Partnership

By:	/s/ Ming LIAO
Name:	Ming LIAO
Title:	Authorized Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Vitalbridge Fund I, L.P.

By:	/s/ ZHANG Jinjian
Name:	ZHANG Jinjian
Title:	Authorized Representative

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Beijing Yunli Hefeng Management Consultant Center (Limited Partnership) (北京云力和风管理咨询中心(有限合伙)) (Seal)

By:	/s/ Aimin Duan /s/ Seal
Name:	Aimin Duan
Title:	Authorized Signatory

Beijing Zhanjin Management Consultant Center (Limited Partnership) (北京展金管理咨询中心(有限合伙)) (Seal)

By:	/s/ Xingjian Yang /s/ Seal
Name:	Xingjian Yang
Title:	Authorized Signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

WARRANT HOLDER:

Novo Investment HK Limited

By:	/s/ Zhang, Ying
Name:	Zhang, Ying
Title:	Director

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Image Frame Investment (HK) Limited

By:	/s/ Huateng Ma
Name:	Huateng Ma
Title:

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

VM EDU Fund I, L.P.

By:	/s/ Ching CHIU
Name:	Ching CHIU
Title:	Authorized signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Mirae Asset Growth 1 Investment Company Limited

By:	/s/ Sungwon Song
Name:	SUNGWON SONG
Title:	Authorized signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Mirae Asset New Economy Fund L.P.

By:	/s/ Jinyin Wang
Name:	Jinyin Wang
Title:

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Mirae Asset Securities (HK) Limited

By:	/s/ Kim Sang Joon
Name:	KIM SANG JOON
Title:	CEO

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

CloudAlpha Master Fund

By:	/s/ Yang Jin
Name:	Yang Jin
Title:	Director

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Parantoux Vintage PE Ltd.

By:	/s/ Yang Diao
Name:	Yang Diao
Title:	Authorized signatory

[Signature Page to Sixth Amended and Restated Shareholders Agreement — Cloopen Group Holding Limited]

SCHEDULE I

List of Domestic Company’s Wholly Owned Subsidiaries

Cloopen Sixth Amended and Restated Shareholders Agreement- Schedule I

SCHEDULE A

List of Principals and Holding Companies

Cloopen SixthAmended and Restated Shareholders Agreement- Schedule A

SCHEDULE B

List of Holders of Class A Ordinary Shares (Other Than Holding Companies)

SCHEDULE C

List of Investors and Preferred Shares

Part 1

Part 2

List of Warrant Holders

SCHEDULE D

ADDRESS FOR NOTICES

SCHEDULE E

RESTRICTED PERSONS